                                                                   EXHIBIT 10.37


                       VALUE ADDED RESELLER AGREEMENT


                                   BETWEEN

                            ISG TECHNOLOGIES INC.

                                     AND

                             IMNET SYSTEMS, INC.




            DATED AS OF THE 18TH DAY OF MARCH, 1997 AT 5:00 P.M.

                              TABLE OF CONTENTS



ARTICLE                                                               PAGE NO.
-------                                                               -------

1.  DEFINITIONS.............................................................1
2.  APPOINTMENT AND GRANT OF RIGHTS.........................................4
3.  RESPONSIBILITIES OF IMNET...............................................5
4.  RESPONSIBILITIES OF ISG.................................................5
5.  WARRANTIES AND ACKNOWLEDGMENTS..........................................6
6.  LEGAL RISK MANAGEMENT...................................................7
7.  PROHIBITED USES.........................................................8
8.  RELATIONSHIP OF THE PARTIES.............................................9
9.  NEW PRODUCTS/UPDATES/MAINTENANCE........................................9
10. INTELLECTUAL PROPERTY RIGHTS AND PROTECTIONS...........................10
11. SOFTWARE ESCROW AGREEMENT..............................................11
12. NON-SOLICITATION OF EMPLOYEES..........................................12
13. TERM AND TERMINATION...................................................13
14. GENERAL................................................................14
15. DISPUTE RESOLUTION.....................................................15
16. SCHEDULES..............................................................16
      SCHEDULE 1...........................................................17
      ATTACHMENT 1.........................................................23
      SCHEDULE 2...........................................................24
      ATTACHMENT 1.........................................................27
      SCHEDULE 3...........................................................29
      ATTACHMENT 1.........................................................34
      ATTACHMENT 2.........................................................36
      SCHEDULE 4...........................................................44
      EXHIBIT A............................................................52
      EXHIBIT B............................................................53
      EXHIBIT C............................................................56
      EXHIBIT D............................................................57
      EXHIBIT E............................................................58
      EXHIBIT F............................................................59

                       VALUE ADDED RESELLER AGREEMENT

                DATED the ____________ day of _________, 1997

                                   BETWEEN

            ISG TECHNOLOGIES INC. ("ISG")
            a corporation duly organized and existing under the laws of the Province of Ontario, having offices at 6509
            Airport Road, Mississauga, Ontario L4V 1S7

                                     AND

            IMNET SYSTEMS, INC. ("IMNET")
            a corporation duly organized and existing under the laws of the State of Delaware having offices at 3015
            Windward Plaza, Windward Fairways II, Alpharetta,
            Georgia, 30202


ISG is engaged in the development and commercialization of visual data processing technology for medical imaging and other markets.

IMNET can add substantial value to ISG's technologies and successfully market the resulting products.

ISG wishes to license specified software technologies to IMNET and to grant IMNET the right, either directly or through defined distribution channels, to resell licenses for those technologies as part of a value added solution to end users on a world-wide basis.

ISG also wishes to grant to IMNET the right to resell certain of its[*], either directly or through defined distribution channels, to end users in the territory specified in the [*] Transaction Schedule attached hereto.

THE PARTIES, INTENDING TO BE LEGALLY BOUND,  AGREE AS FOLLOWS:

1.   DEFINITIONS

1.1. The following definitions will apply to this Agreement:

     (a) "Additional Royalties" means the royalties payable to ISG by IMNET as specified in Section 5 (c) of the Licensed Works Transaction Schedule.

     (b) "Deposit Materials" means all of the components listed in Exhibit B to the Software Escrow Agreement, attached hereto as Schedule 4, which would enable an appropriately skilled technician to provide Second Line Support, as defined herein.

     (c) "End User Discounts" means, where applicable, either:

         (i) an inducement offered to End Users to complete a sale of the Licensed Works by discounting the List Price of the Licensed Works; or

         (ii) the same discount percentage which IMNET, IMNET Listed
              Business Partners or IMNET Distributors provide to End Users on the sale of Solutions multiplied by the List Price of the Licensed Works.

    (d) "End User" means any person, firm or corporation which uses any of the Products in accordance with the terms of this Agreement in the normal course of its health care activities and not for further distribution or resale.

    (e) "First Line Support" means support provided by IMNET either directly or through an IMNET Business Partner, or IMNET Distributor for the Solutions licensed to End Users, including installation and direct customer support of the Solutions with End-User education and training, installation of "bug" fixes, and telephone "hotline" support during regular business hours in the Territory, all as more specifically defined in the Process Schedule.

    (f) "IMNET" means, unless otherwise expressly stated, IMNET Systems, Inc. and its current and future Affiliates. For greater certainty, without limiting the generality of this definition, IMNET revenue includes all revenues received by IMNET Affiliates.

    (g) "IMNET Listed Business Partner" means only those arms-length non-ISG Customers specifically listed in Exhibit C, provided that they are, and continue to be, entities (i) with which IMNET has a valid, ongoing supply agreement for resale to End Users; and (ii) which purchase at least $USD100,000 worth of IMNET's Software Products (as defined below) within each calendar year during the term of this Agreement.

    (h) "IMNET Channel Maintenance Revenue" means revenue received by an IMNET Listed Business Partner or an IMNET Distributor for the maintenance of the Products, less commissions or fees due to an IMNET Listed Business Partner or IMNET Distributor.

    (i)  "IMNET Competitors" means those entities listed in Exhibit E.

    (j) "IMNET Customer" means an IMNET Listed Business Partner, an IMNET Distributor or an End User.

    (k) "IMNET Direct Sales Revenue" means revenue from direct sales by IMNET to End Users based on the List Price for the Licensed Works less End User Discounts, but includes only those sales in which an IMNET Listed Business Partner or an IMNET Distributor has not been involved.

    (l) "IMNET Direct Maintenance Revenue" means revenue received directly by IMNET for the maintenance of the Products, but does not include maintenance revenue received by or through an IMNET Listed Business Partner or an IMNET Distributor.

    (m) "IMNET Channel Sales Revenue" means revenue from sales by (i) an IMNET Listed Business Partner; (ii) an IMNET Distributor; or (iii) IMNET on behalf of an IMNET Listed Business Partner or an IMNET Distributor, based on the List Price for the Licensed Works, less End User Discounts and less commissions or fees due to an IMNET Listed Business Partner or an IMNET Distributor.

    (n) "IMNET Distributor" means an entity which markets IMNET Products and which is not IMNET or an IMNET Affiliate, an ISG Listed Customer, an End User or an IMNET Listed Business Partner.

    (o) "IMNET Gross Sales Revenue" includes both IMNET Direct Sales Revenue and IMNET Channel Sales Revenue.

    (p) "IMNET Gross Maintenance Revenue" includes both IMNET Direct Maintenance Revenue and IMNET Channel Maintenance Revenue.

    (q) "IMNET Software Products" means IMNET's proprietary computer programs described in Section 3 of the Licensed Works Transaction Schedule, and such other products as may be added to the Schedule, as agreed by the parties from time to time.

    (r) "IMNET Affiliate" means an entity or corporation over which IMNET holds not less than fifty percent (50%) of the issued and outstanding shares in the capital of the entity or corporation.

    (s) "ISG Listed Customer" means only those arms-length entities specifically listed in Exhibit D provided that they are, and continue to be, entities (i) that purchase or license technologies from ISG for sublicensing to their customers under valid, ongoing supply agreements; and (ii) which purchase at least $USD100,000 worth of ISG technologies within each calendar year during the term of this Agreement.

    (t) "ISG Customer" means ISG Listed Customers and all other ISG customers.

    (u) "Licensed Works" means the ISG proprietary computer programs described in Section 1 of the Licensed Works Transaction Schedule.

    (v) "MedVision" means the IMNET proprietary software product which performs the following functions:

         (i) direct access to the complete data generated by medical scanning devices, including nuclear, ultrasound, video, CT, MR, and other medical images;
         (ii) view and analyze nuclear, ultrasound, video, CT, MR, and other medical images and patient data;
         (iii) manipulate images, including window and level functions, colour palettes, magnification and interpolation, and cine animations;
         (iv) support teleradiology through Store and Forward package;
         (v)   print, copy, or export image files in standard format;

    (w) "New Products" means any Update which is priced and charged separately by ISG pursuant to Section 9.2 below.

    (x) "Products" means the Licensed Works and, where applicable, the Free-Hand Viewing Wand.

    (y) "Process Schedule" means the schedule of technical, marketing, administrative and accounting processes and procedures by which IMNET and ISG's relationship will function under this Agreement, and which is attached hereto as Schedule 3.

    (z) "Second Line Support" means the technical and VRS R&D support to be supplied by ISG to IMNET's First Line Support personnel, as more specifically defined in the Process Schedule and Attachment 2.

    (aa) "Solution" means a set of technologies which perform End User functions and which combines (i) the Licensed Works running on ISG approved hardware; and (ii) IMNET Software Products.

    (bb) "Sub-license" means the right granted by IMNET pursuant to this Agreement to any IMNET Customer to use or further sub-license the Licensed Works within a Solution or where expressly allowed under this Agreement, on a standalone basis.

    (cc) "Licensed Works Transaction Schedule" means the schedule of specific terms and conditions relating to licensing of the Licensed Works by ISG to IMNET under the general terms and conditions of this Agreement, which is attached hereto as Schedule 1 and which may be revised by mutual agreement of the parties from time to time.

     (dd) "Updates" means Licensed Works error corrections and enhancements.

     (ee) [*] means the ISG proprietary computer hardware and software and related parts described in Schedule 2, the [*] Transaction Schedule and all software Updates thereto.

2.   APPOINTMENT AND GRANT OF RIGHTS

2.1. Subject to all of the conditions set out below and the terms and conditions set out in the Licensed Works Transaction Schedule, ISG hereby appoints IMNET as an ISG value added reseller and grants to IMNET:

     (a) a non-exclusive right to use the Licensed Works for development purposes in order to incorporate the Licensed Works into the Solutions; and

     (b) a non-exclusive right, on the conditions specified in the applicable Licensed Works Transaction Schedule, to purchase copies of the Licensed Works under the terms specified in the Licensed Works Transaction Schedule and to resell Sub-Licenses.

2.2 Subject to all of the conditions set out in the [*] Transaction Schedule, ISG hereby appoints IMNET as an ISG value added reseller and grants to IMNET a non-exclusive right to purchase from ISG and resell ISG's [*] and its related parts to IMNET Customers.

2.3. Subject to Section 14.3 below, the rights granted to IMNET in Sections
     2.1. and 2.2 above will be non-transferable except to the extent necessary to enable IMNET to fulfill its obligations to IMNET Listed Business Partners or IMNET Distributors under this Agreement. In addition, IMNET hereby guarantees performance by any such Business Partner or Distributor of all duties and obligations imposed herein upon IMNET.

2.4. No Sub-License may be granted pursuant to Paragraph 2.1(b) above unless and until IMNET, its Distributors or its Business Partners, as applicable, have incorporated into their own forms of license provisions protecting ISG's interests to the following effect:

     (a) provision restricting the End User's use of the Licensed Works to its own internal business purposes;

     (b) provision requiring the End User to take all reasonable precautions to keep the Licensed Works and any related documentation confidential;

     (c) provision prohibiting the End User from reproducing (except for backup copies), reverse engineering, translating or creating other versions of the Licensed Works;

     (d) provision acknowledging that the End User acquires only the right to use the Licensed Works and does not acquire any rights of ownership and that ownership of the copyright and all other intellectual property rights in the Licensed Works remains exclusively with ISG; and

     (e) provision limiting ISG's liability to the End User to the same or greater extent than the liability of IMNET to the End User is limited.

2.5. Notwithstanding the above and notwithstanding anything to the contrary in this Agreement, ISG reserves the right, in its sole discretion, acting reasonably, to withhold the rights to any IMNET Affiliate and, consequently, the rights of use and distribution of the Products in any site or country by an Affiliate unless and until, in ISG's sole discretion:

     (a) IMNET expressly agrees in writing that ISG may claim and recover from IMNET Systems, Inc. or its successors or assigns the same level of damages as it would have been awarded, if that Affiliate had actually signed this Agreement (such agreement being expressly made here with respect to all IMNET Affiliates current as of the date of this Agreement); or

     (b) (i) The Affiliate executes an agreement with ISG in exactly the same form as this Agreement; and

         (ii) ISG is reasonably satisfied that its rights under such agreement would be enforceable against that particular Affiliate giving due regard to such matters as the jurisdiction within which that Affiliate may be domiciled or carrying on business.

2.6. Notwithstanding anything to the contrary in this Agreement, if an ISG Customer becomes an IMNET Affiliate and good faith negotiations of a new relationship amongst the Affiliate, IMNET and ISG, fail, ISG shall have the right to decide whether it shall continue to supply that Affiliate under the current terms of its supply agreement with that Affiliate or as part of IMNET, as more broadly defined under this Agreement.
3.   RESPONSIBILITIES OF IMNET

3.1. Without limiting IMNET's other obligations hereunder, IMNET, its Business Partners, or Distributors, as applicable, will:

     (a) Except as otherwise expressly stated elsewhere in this Agreement, provide First Line Support for all Solutions.

     (b) Only represent the performance of the Licensed Works as part of the Solutions as set forth in the most current technical literature or specifications provided to IMNET by ISG from time to time.

     (c) Provide ISG with copies of any literature or manuals reproduced by IMNET from those materials referred to in Paragraph 4.1 (a) below.

     (d) Provide ISG with written reports in accordance with the procedures set out in the Process Schedule.

     (e) Purchase locally at its own expense, supply and install (or cause to be installed), all necessary telecommunications facilities and services for remote diagnosis and service of the Solutions.

     (f) Obtain any governmental approvals of the Solutions in accordance with the procedures set out in the Process Schedule.

     (g) Record all Problem Severity Levels (as defined in the Process Schedule) in accordance with the procedures set out in the Process Schedule.

     (h) Maintain accurate records of the number of Sub-licenses sold to End Users, as well as the names and addresses of all such End Users, in accordance with the reporting procedure set out in the Process Schedule. ISG may audit IMNET's records in accordance with the audit rights set out in the Process Schedule.


4.   RESPONSIBILITIES OF ISG

4.1. Without limiting ISG's other obligations hereunder, ISG will:

     (a) Provide IMNET, at no charge, with hard and soft copies of technical, instructional. marketing and operational manuals for the Products and IMNET may reproduce such materials, at IMNET's cost.

     (b) Notify IMNET if any Problem Severity Level 1 or Problem Severity Level 2 (as defined in the Process Schedule) complaints or problems are reported by End Users or ISG utilizing the Licensed Works.

     (c) Provide training for the standard prices set out in Exhibit F and provide Second Line Support, where End Users are currently paying for support services under maintenance and support agreements, for the amount payable by IMNET to ISG in accordance with the maintenance revenue split specified in Section 9.7 below.

4.2. Whereas it is not a contractual obligation of ISG to provide First Line Support, if IMNET asks and ISG agrees, ISG will provide First Line Support at the standard prices set out in Exhibit F.

5.   WARRANTIES AND ACKNOWLEDGMENTS

5.1. Each party represents and warrants to the other that:

     (a) the entering into of this Agreement will not result in a breach of or constitute a default under any of the terms and provisions of any agreement, either written or oral, to which it is a party;

     (b) it has the right and full corporate power to enter into this Agreement;

     (c) this Agreement is a legal, valid and binding obligation and is enforceable against it in accordance with its terms; and

     (d) it will discharge all of its duties and obligations hereunder in a proper, efficient and business-like manner using persons with skills and experience appropriate to their function.

5.2. To ISG's knowledge:

     (a) The Licensed Works, when used in accordance with ISG approved hardware and configurations, have all required approvals, accreditation, and clearances for distribution and use within the United States. ISG shall exercise its best efforts to maintain such approvals, accreditation, and clearances and obtain any additional ones which may be required from time to time to continue distribution and use in the United States. ISG shall keep IMNET informed of the status of all US and Canadian approvals, accreditation, and clearances.

     (b) The articles and the Products comprising each shipment, license or other delivery made by ISG to, or on the order of, IMNET or any IMNET Customer pursuant to this Agreement, as of the date of such shipment, license or delivery are or will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act ("FDA"), and are or will not be an article which may not, under the provisions of such Act, be introduced into interstate commerce.

     (c) The articles and the Products comprising each shipment, license or other delivery made by ISG to, or on the order of, IMNET or any IMNET Customer pursuant to this Agreement, as of the date of this Agreement, meet the then-current U.S. Food and Drug Administration requirements when such requirements become applicable. By the deadline of June 1, 1998 set by the FDA, such articles and Products will meet the mandated requirements of the Medical Devices; Current Food Manufacturing Practice (CGMP) Final Rule; Quality System Regulation of the Food and Drug Administration.

5.3. ISG warrants that it owns all right, title and interest in the Products or otherwise has the right to grant the rights granted by it to IMNET hereunder, and that the grant of rights by ISG does not infringe upon the rights of any third party arising from any omission by ISG.

5.4. IMNET warrants that it will file the appropriate registrations with the FDA for the distribution and licensing of the Licensed Works as part of Solutions in the United States prior to marketing the Licensed Works in the United States, and will file the appropriate FDA forms referencing ISG's 510(k) clearance numbers for the Licensed Works. IMNET will provide copies of the registration forms filed with the FDA to ISG.

5.5. IMNET warrants that it will file the appropriate registrations with the FDA for the sale of the Free-Hand Viewing Wand in the United States prior to marketing the Free-Hand Viewing Wand, and will file the appropriate FDA forms referencing the Free-Hand Viewing Wand's approval number(s). IMNET will provide copies of the registration forms filed with the FDA to ISG.

5.6. IMNET warrants that, to the best of its knowledge, as of the date of this Agreement, except as expressly stated herein, none of its Business Partners or Distributors are or have given notice of their intention to market products which are competitive with any IMNET products, and IMNET will notify ISG of any such occurrence in the future. ISG acknowledges that IDX Systems Corporation markets IDXView and that Cerner Corp. markets MRNet and that these technologies are competitive with the IMNET Software Products.

5.7. Whereas ISG warrants, on a standalone basis, the performance of the Licensed Works on approved hardware and configurations, ISG will not be held responsible for any warranties or other claims made by IMNET with respect to the performance of any of the Licensed Works within Solutions. IMNET will indemnify and hold ISG harmless from any claim or action whatsoever arising from such warranties or claims.

5.8. For the purposes of this Section 5.8, the definition of "Products" will not include (i) Products that have been modified by IMNET without ISG's consent; (ii) Products that have been modified by any third party; or
     (iii) Products that are operated on equipment and/or with third party operating systems that do not conform to ISG specifications. ISG warrants that the Products will conform in all material respects to the applicable ISG documentation in effect at the time of delivery for a period of ninety
     (90) days from delivery to IMNET. During the warranty period, ISG's sole responsibility and liability hereunder shall be to use reasonable efforts to remedy any such reproducible non-conformance which is reported to ISG in writing or by electronic mail according to the procedure described in
     Schedule 3. ISG will advise IMNET as to when any such reported problem can be fixed and released to IMNET. ISG does not warrant that the use of the Products will be uninterrupted or error free. Except as set forth above, the Products are licensed or sold "AS IS".

5.9. ISG warrants that it will co-operate, in all respects, with any statutorily required audits which IMNET must make with respect its suppliers' conformance to the requirements of the Medical Devices; Current Good Manufacturing Practice (CGMP) Final Rule; Quality System Regulation of the Food and Drug Administration; provided that IMNET provides ISG with written notice as soon as possible prior to any such audit.

6.   LEGAL RISK MANAGEMENT

6.1 The parties have agreed that the following allocations of risks and liability are fair and reasonable under the terms of their relationship:

     (a) THE OBLIGATIONS OF ISG EXPRESSLY STATED IN THIS AGREEMENT ARE IN
         LIEU OF ALL OTHER WARRANTIES OR CONDITIONS EXPRESSED OR IMPLIED. WITHOUT LIMITATION, TO THE FULLEST EXTENT ALLOWABLE BY LAW, THIS EXCLUSION OF ALL OTHER WARRANTIES AND CONDITIONS EXTENDS TO IMPLIED WARRANTIES OR CONDITIONS OF SATISFACTORY QUALITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW, OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

     (b) IMNET AGREES THAT THE LIABILITY OF  ISG, UNDER ANY THEORY OF LAW
         OR EQUITY, INCLUDING WITHOUT LIMITATION, FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE INTENDED FULFILLMENT OF ANY OF ISG'S OBLIGATIONS UNDER THIS AGREEMENT, IS, SUBJECT TO SECTION 10.8 BELOW, LIMITED TO THE AMOUNT REQUIRED TO REIMBURSE IMNET FOR DIRECT MONEY DAMAGES NOT TO EXCEED THE AMOUNT OF "INSURANCE COVERAGE" AS SET OUT IN THE LICENSED WORKS TRANSACTION SCHEDULE.

     (c) NEITHER PARTY WILL HAVE ANY LIABILITY WHATSOEVER TO THE OTHER
         PARTY FOR ANY SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, ANTICIPATED REVENUE, SAVINGS OR GOODWILL, OR OTHER ECONOMIC LOSS.

     (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, ISG'S
         LIABILITY TO IMNET UNDER THIS AGREEMENT FOR DEATH AND PERSONAL INJURY CAUSED BY THE NEGLIGENCE OF ISG IS NOT TO BE LIMITED. ISG'S LIABILITY FOR DIRECT DAMAGE TO IMNET'S PROPERTY WILL BE LIMITED TO THE AMOUNT OF INSURANCE COVERAGE SET OUT IN THE LICENSED WORKS TRANSACTION SCHEDULE AND ITS LIABILITY IN RESPECT OF ANY CLAIM TO THE EXTENT ARISING OUT OF AN ACT OF WILLFUL MISCONDUCT, FRAUD, GROSS NEGLIGENCE OR RECKLESSNESS OF ISG IS NOT TO BE EXCLUDED OR LIMITED.

7.   PROHIBITED USES

7.1. The parties recognize that the primary defences against death or injury during surgical, medical life support or other potentially hazardous applications will continue to be the skill, knowledge and experience of the users of the Products. The Products are not designed to substitute for these defences. Use of the Products as such a substitute is strictly prohibited.

7.2. The Licensed Works have only been designed, tested and approved for use with the DICOM connections hardware and other configurations specified in the DICOM Validation Status Reports produced by ISG as updated from time to time. Use with any other connection is strictly prohibited.

7.3. IMNET covenants and agrees that it shall not use, market, distribute or resell the Products for the prohibited uses in Sections 7.1 and 7.2 above. IMNET further covenants and agrees that IMNET Customers will be provided, either directly or indirectly as a contractual obligation between IMNET and its Distributors or Listed Business Partners, with a prominent notice, in the local language of the End Users, which expressly states the prohibited uses as set forth in Sections 7.1 and 7.2 above.

7.4. (a) IMNET will indemnify and hold harmless ISG and its officers, directors, shareholders, employees, agents and counsel and their respective successors and assigns, from and against all liabilities, losses, claims, demands, deficiencies, judgments, or expenses of any kind or nature (including, without limitation, amounts paid in settlement, court costs and reasonable fees and disbursements of legal counsel (on a solicitor and his or her own client basis, if in Canada) incurred in connection with any litigation, investigation, claim or proceedings or any advice rendered in connection therewith) or any damages of any kind or nature (including, without limitation, direct, indirect, special or consequential damages) incurred by ISG arising out of or by reason of any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (referred to as an "Indemnity Proceeding" for the purposes of this Section 7.4) which arise out of a breach of the covenants contained in Section 7.3. This indemnification shall cover all costs and expenses of ISG in connection with any deposition or compliance with any subpoena (including any subpoena requesting production of documents).

     (b) This indemnification shall apply to any Indemnity Proceeding arising during the pendancy of any bankruptcy proceeding filed by or against IMNET.

     (c) ISG may conduct its own investigation in defence of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section 7.4 and, as provided above, all costs and expenses incurred by ISG shall be reimbursed by IMNET if it is actually and finally determined, according to the dispute mechanism set out hereunder that ISG is entitled to indemnification hereunder. No action taken by legal counsel chosen by ISG in investigating or defending any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of IMNET hereunder to indemnify and hold ISG harmless; provided, however, that:

         (i)  if IMNET is required to indemnify ISG pursuant hereto;
              and

         (ii) IMNET has provided evidence reasonably satisfactory to ISG that IMNET has the financial capacity to reimburse ISG for any amount paid by ISG with respect to such Indemnity Proceeding, ISG shall not settle or compromise any such Indemnity Proceeding without the prior written consent of IMNET (which consent shall not be unreasonably withheld or delayed).

     (f) If and to the extent that the obligations of IMNET hereunder are unenforceable for any reason, IMNET hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under the law.

8.   RELATIONSHIP OF THE PARTIES

8.1. IMNET and ISG are independent contractors and separate legal entities. No other legal relationship is intended or implied.

8.2. The parties will not be responsible for the acts of the other party or its agent or employees and the parties will not assume or create any obligation in the name of or on behalf of the other party.

9.   NEW PRODUCTS/UPDATES/MAINTENANCE

9.1. In the event that ISG makes New Products generally available to ISG Customers during the term of this Agreement, ISG and IMNET shall negotiate in good faith for the inclusion of such New Products under the terms of this Agreement, provided that such New Products will be separately priced by ISG.

9.2. ISG will routinely provide to IMNET, at no charge during the term of this Agreement, one copy of all Updates, except that New Products shall not be included as Updates within this Section. ISG will consult with IMNET, as early as possible, in the identification of New Products and the defining of the prices for these New Products.

9.3. IMNET will provide Updates only to End Users which are currently paying for support services under maintenance and support agreements.

9.4. ISG or IMNET will provide maintenance services for the [*] as specified in the [*] Transaction Schedule.

9.5. If ISG discontinues delivery of any of the Licensed Works, ISG will give IMNET [*] notice of such discontinuation, provided that such discontinuance will in no way limit or terminate ISG's obligation to provide Second Line Support with respect to Licensed Works copies which IMNET has or may Sublicense pursuant to this Agreement and within the term of this Agreement.

9.6. ISG will have no obligation to support any Licensed Works that do not incorporate the most recent GMA Update release, or the one immediately prior to that GMA release; provided that ISG will continue to supply bug-fixes for Severity Level 1 and Severity Level 2 Problems on Licensed Works containing earlier GMA releases for a period of no more than [*] years from the release date and only where End Users are continuing to use the earlier GMA releases as a consequence of the End User's refusal to acquire a substantial amount of new hardware or technology as necessitated by the new GMA releases.

9.7. During the term of this Agreement, the IMNET Gross Maintenance Revenues will be shared [*]by IMNET and ISG. In the event of the expiry or termination of this Agreement, except for ISG's breach of its support obligations under Paragraph 4.1(c), ISG will provide all First and Second Line Support required by IMNET Customers. ISG will be entitled to one-hundred percent (100%) of all IMNET Gross Maintenance Revenues paid by End Users for providing such service in accordance with the terms set out in the Licensed Works Transaction Schedule.


10.   INTELLECTUAL PROPERTY RIGHTS AND PROTECTIONS

10.1. IMNET is exclusively responsible for the management, and control of copies of the Licensed Works. Except as permitted pursuant to Paragraph 2.1(b) above, IMNET may not transfer or disclose any copies to any third party without the express permission of ISG.

10.2. In addition to copyright notices prescribed from time to time by international convention, any copies of the Solutions made by IMNET will bear the following printed or typewritten legend in both English and the local language equivalents, prominently displayed in the user documentation, on any computer diskettes, packages containing any computer diskettes, and on the computer screen when the Licensed Works start up:

         "Portions copyright (C) 19 ___, ISG Technologies Inc.
         All rights reserved and unauthorized use, reproduction, or disclosure is prohibited."

      IMNET will, to the extent possible under IMNET's pre-existing contracts, display ISG's name/logo within the Solutions automatically when the Licensed Works start up.

10.3. Ownership of the copyright and all other intellectual property rights in the Products, including but not limited to translations, will remain in the name of ISG or a third party, as indicated by ISG. ISG will inform IMNET from time to time, by notice, of the name which is appropriate for any copyright notice pursuant to Section 14.5 below.

10.4. Except as otherwise set out in the Licensed Works Transaction Schedule or under a separate development agreement, which shall take precedence, ownership of the copyright and all other intellectual property rights in the Solutions, except for the Licensed Works, including but not limited to translations, will remain in the name of IMNET.

10.5. ISG will enforce its rights against infringers of ISG's copyrights or patents, to the extent reasonable under the circumstances, either on its own volition or upon written demand and request to do so from IMNET. If ISG institutes the proceedings to enforce rights against an alleged infringer upon the written demand of IMNET, and such action results in a decision adverse to ISG, then IMNET will reimburse ISG for the costs of such action, including reasonable attorney's fees.

10.6. ISG will, at its own expense, defend any such action or claim and IMNET will, at its own expense, assist in the defense, provided that, so long as ISG can demonstrate sufficient financial resources, ISG will control the defense and all negotiations related to the settlement of any such claim and further provided that any settlement intended to bind IMNET will not be final without IMNET's written consent, which will not be unreasonably withheld.

10.7. ISG shall indemnify, defend, and hold IMNET harmless from any claims, demands, liabilities, losses, damages or judgments, including all reasonable costs and expenses related thereto, directly resulting from any claimed infringement or violation of any United States copyright or patent, or trade secret with respect to the Products, but only if the Products are used in accordance with the documentation and the specifications provided by ISG, and IMNET is not in breach of this Agreement. Following the final, non-appealable decision by a court of competent jurisdiction that the Products infringe any such third party copyright, patent, or trade secret, ISG shall in its sole discretion:

       (a) Procure for IMNET the right to continue to use, distribute, and sell the Products at no additional expense to IMNET; or

       (b) Provide IMNET with a non-infringing version of the Products with substantially similar functionality; or

       (c)  [*].

       Prior to such final non-appealable decision, ISG, may at its discretion, take one of the actions specified above.

10.8. Notwithstanding Paragraph 6.1(b) above, ISG's liability solely and exclusively with respect to Paragraph 10.7(c) above is limited to the amount required to reimburse IMNET for direct damages not to exceed the total amount paid by IMNET to ISG at any time under the terms of this Agreement; provided that in the event sales reach the Excess Sale Target (as defined in sub-paragraph 5(c)(i) of the Licensed Works Transaction Schedule) this Section 10.8 will be of no further force or effect.

10.9.  Notwithstanding the above Sections and Paragraphs of this Article 10,
       ISG is under an obligation to indemnify and hold IMNET harmless, and take any other action under the above Sections and Paragraphs only if the following conditions are satisfied:

       (a) ISG is notified of the suit or claim by IMNET promptly enough to defend itself adequately and has been furnished by IMNET with a copy of each communication, notice, or other action relating to said claims;

       (b) ISG has the right to assume sole authority to conduct the trial or settlement of such claim or any negotiation related thereto at ISG's expense; and

       (c) IMNET has provided information, assistance and other cooperation as reasonably requested by ISG in connection with such claim or suit.

10.10. Notwithstanding the above Sections and Paragraphs of this Article 10, if the Products are determined by a court of competent jurisdiction to be infringing only as a result of being a component of an infringing Solution, and not because the Products are in and of themselves infringing, (i) ISG will be under no obligation to indemnify and hold IMNET harmless; and (ii) IMNET will reimburse ISG immediately for any expenses incurred by ISG in defending any such action or claim in accordance with Section 10.6 above.

10.11. Notwithstanding the foregoing, ISG will have no liability to IMNET with respect to any claim of patent or copyright infringement to the extent that the claim is based upon (i) the combination of the Products with machines, systems or devices not approved by ISG; or (ii) the unapproved modification by IMNET of the Products; or (iii) the use of the Products not in accordance with the user documentation.

11.   SOFTWARE ESCROW AGREEMENT

11.1. ISG shall place the Deposit Materials it has the authority to so deliver, with Fort Knox Escrow Services, Inc. (the "Escrow Agent").
      The Escrow Agent shall be authorized to release the Deposit Materials to IMNET if and when IMNET is deemed to have the right thereto as determined below.

11.2. Provided that IMNET is not then in default under the terms of this Agreement, the Escrow Agent shall provide to IMNET the Deposit
      Materials upon notification by IMNET to the Escrow Agent, with a copy to ISG, of the occurrence of any one (1) or more of the following events (each one a "Release Condition"):

      (a)  The undisputed failure by ISG, following not less than ninety
           (90) days written notice from IMNET, clearly indicating the nature of default, to maintain the Licensed Works and such failure constitutes a Problem Severity Level 1 or Problem Severity Level 2, as defined in the Process Schedule; or if such failure is disputed, the notice must be supplemented by an arbitrated decision as set out in Article 15 below, or a court order resolving the dispute; or

      (b) A case shall be commenced by or against ISG under the United States Bankruptcy Act, or the Canadian Bankruptcy and
           Insolvency Act, and such case is not discharged within ninety (90) days from commencement.

11.3 Upon taking possession of the Deposit Materials due to an occurrence of a Release Condition, IMNET agrees that such source code shall be subject to the restriction on use, transfer, sales and reproduction placed on the Licensed Works itself by this Agreement.

11.4 The Software Escrow Agreement, which is attached hereto as Schedule 4, will commence on the date of signing this Agreement and expire upon the termination of this Agreement. IMNET's Business Partners have the right to extend this same escrow protection through IMNET.

11.5 IMNET shall use the Deposit Materials only for what would otherwise be the obligations of ISG to provide Second Line Support of the Licensed Works licensed or purchased from ISG by IMNET and sublicensed to IMNET's Customers. It is expressly understood that this Software Escrow Agreement pertains to the right to use the Deposit Materials and that no rights to ownership of the Deposit Materials pass from ISG to IMNET. It is also expressly understood that the Deposit Materials are confidential and secret assets of ISG and the Deposit Materials will be secured by IMNET and not reproduced or copied, or be made available to any other party, except in accordance with the provisions of an agreement for escrow between IMNET and any such third party. It is expressly understood that the Deposit Materials will either be immediately returned to ISG or destroyed once the default which gave IMNET access to the Deposit Materials is removed. UNDER NO CIRCUMSTANCES IS THE SOURCE CODE TO BE SOLD, TRANSFERRED OR COPIED BY IMNET, ITS DISTRIBUTORS OR ITS BUSINESS PARTNERS

12.   NON-SOLICITATION OF EMPLOYEES

12.1 Neither IMNET nor ISG shall solicit the service of, or hire software developers, product managers, sales personnel or customer service support personnel, who are involved in any manner whatsoever with the Products, (the "Restricted Employee(s)") of the other party during the term of this Agreement or for a period of one (1) year after the expiration of the term of this Agreement without the other party's consent. Nothing in this Section shall prevent either party from offering employment to any Restricted Employee of the other party who responds to a publicly made advertisement of employment, provided that such advertisement is not an attempt to solicit, entice, or induce any particular Restricted Employee of the other party to seek employment with the advertising party or otherwise circumvent the advertising party's obligations hereunder.

12.2. It is acknowledged between the parties that in view of the recruitment difficulties, costs of training staff in the computer industry and the highly sensitive nature of intellectual property rights of both parties, the restriction set out in Section 12.1 above is reasonable and it is the considered view of both parties that such restriction is not an unreasonable restraint of trade of any affected employee, agent or consultant.

12.3. The parties hereby acknowledge and expressly agree that any breach by either of them under this Article 12 would cause each of them irreparable harm for which damages would not be an adequate remedy. Therefore, the parties hereby agree that in the event of any breach under this Article 12 by either of them, either party shall have the right to seek injunctive relief against continuing or further breach by the other, without the necessity of proof of actual damages. This right to seek injunctive relief without necessity of proof of damage shall be in addition to any other right which either party may have under this Agreement, or otherwise in law or in equity.

13.   TERM AND TERMINATION

13.1 This Agreement will commence on the date first noted above, and will remain in effect for the Term specified in the applicable Licensed Works Transaction Schedule, or until explicitly terminated pursuant to the provisions of this Agreement.

13.2. This Agreement will be terminated immediately, without further notice, should either party hereto become insolvent; file a petition in bankruptcy; file a petition seeking any re-organization, arrangement, composition or similar relief, or take any action of similar intent under any law regarding insolvency or relief for debtors; or make an assignment for the benefit of creditors or similar undertaking; or if a receiver, trustee, or similar officer is appointed for the business or property of the party, but only in circumstances that have a material detrimental affect on the other party. In such instance, all amounts owing and outstanding under this Agreement will become due and payable immediately, with interest thereon accruing at prime rate of interest of Citibank N.A. as published daily in the Wall Street Journal, plus two per cent (2%), computed on an annual basis compounded annually.

13.3. This Agreement may be terminated by ISG, effective upon delivery of written notice of termination, if:

      (a) IMNET defaults in any payment due to ISG, and such default has continued unremedied for a period of thirty (30) days after written notice of such default; or

      (b) IMNET fails to perform or breaches any obligation, warranty, duty, restrictive covenant, representation or responsibility herein and such failure has continued unremedied for a period of thirty (30) days after written notice of such failure.

      In lieu of such termination and without prejudicing any of its rights hereunder, ISG will have the right to modify IMNET's Territory and IMNET's pricing/discounts, which modification will then become part of this Agreement. IMNET has the right to reject such modification and agree to ISG's termination of the Agreement.

13.4. In the event of termination of this Agreement by ISG, in whole or in part, for any reason, ISG may pursue any remedy available to it at law or in equity, and IMNET will:

      (a) promptly cease all further activities to represent, quote, sell, lease, or rent any Products;

      (b) promptly return to ISG any and all Products, documentation or data originally provided by ISG and which are the property of ISG; and

      (c) pay all undisputed outstanding invoices or amounts owing to ISG which will become immediately due and payable on notice of termination.

13.5. This Agreement may be terminated by IMNET if ISG fails to perform or breaches any obligation, warranty, duty, restrictive covenant, representation or responsibility herein and such failure has continued unremedied for a period of thirty (30) days after written notice of such failure.

13.6 In lieu of such termination and without prejudicing any of its rights hereunder, IMNET may continue this Agreement, either without requiring additional assurances, or on receipt of appropriate written agreement of assumption or continuation of ISG's obligations and liabilities hereunder from any successor entity. In the event of termination of this Agreement by IMNET, IMNET may pursue any remedy available to it at law or in equity.

13.7. Neither party will be entitled to compensation upon termination of this Agreement for their efforts in promoting or creating good will for the other party, or for any of their trademarks.

14.   GENERAL

14.1. This Agreement is to be governed by and construed in all respects in accordance with the laws of the State of Georgia (but not the choice of law), except for any interpretation that is needed of ISG or ISG's licensors' patents, in which case patents are to be interpreted in accordance with the laws of the country in which the patent was granted or the patent application is pending. The parties hereby expressly waive any right they may have to trial by jury and agree that any proceeding shall be only to the court sitting without a jury.

14.2. The parties agree that any dispute not subject to the dispute resolution process in Article 15 below, arising out of or related to this Agreement shall be resolved by non-jury litigation filed in the U.S. District Court for the Northern District of Georgia.

14.3. On giving written notice to the other, ISG or IMNET may assign all of its rights and delegate all of its duties hereunder to a corporation acquiring, or taking an interest in, at least that portion of its business, patents and properties to which this Agreement relates, or to any corporate successor by way of merger, consolidation, or reorganization, provided that such assignee first delivers to the other party a reasonable and adequate written statement that the assignee assumes all of the assigning party's obligations in respect of this Agreement and the assignor remains liable for any breach of its or the assignee's obligations. Except as otherwise provided in this Agreement, neither party will have the right to assign or transfer any of its rights or to delegate any of its duties under this Agreement without the prior written consent of the other party. Any attempted assignment or transfer without such consent will be void and will, at the option of the non-assigning party, automatically terminate all rights of the assigning party under this Agreement.

14.4. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with the subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made by any party or its directors, officers, employees or agents, to any other party or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there will be no liability, in tort, contract, or any other legal or equitable theory, assessed in relation to any such warranty, representation, opinion advice or assertion of fact, except to the extent aforesaid. This Section will not operate to exclude any liability the exclusion of which would be unreasonable.

14.5. Any notices provided for under this Agreement will be deemed received:

      (i)  when delivered in person; or

      (ii) on the first business day following electronic transmission by facsimile or similar means provided that written confirmation is either received by facsimile or received within five (5) days; or

       (iii) five (5) days after being mailed by registered mail, postage prepaid and addressed to the party to receive such notice at the address first set out above, or to such different address as either party may designate from time to time in writing to the other pursuant to this Section.

14.6. The Confidentiality Agreement referenced in the Licensed Works Transaction Schedule will apply to the subject matter of this Agreement and is incorporated into this Agreement by this reference.

14.7. This Agreement may be executed in several counterparts. It is not necessary that each of the parties named below sign all or any one of the counterparts, but each party must sign at least one counterpart for this Agreement to be effective.

14.8. The execution and delivery of this Agreement by either party hereto by facsimile transmission will constitute valid execution and delivery of this Agreement.

14.9. Neither party will disclose the details of this Agreement or make any public announcement pertaining thereto unless and until such announcements have been discussed, agreed and coordinated by the parties.

14.10. Articles 5, 6, 7, 10, 12 and this Section 14.8 will survive any termination of this Agreement.

15.    DISPUTE RESOLUTION


15.1.  Informal Resolution.

       All controversies or claims arising out of or relating to this Agreement, or any breach thereof, shall be finally settled amicably, if possible, by negotiation between the parties. If any such dispute is not so settled within thirty (30) business days after it has arisen, any party may, by the giving of written notice (referred to as "Notice" for the purposes of this Article 15) making express reference to this
       Article 15, cause the dispute to be referred to the attention of their respective Chief Executive Officers (or their respective designees).
       The Chief Executive Officers or their designees shall hold a meeting within ten (10) business days following the giving of the Notice at a place to be agreed upon by the parties.

15.2.  Formal Resolution.


       (a)   Arbitration.

             In the event the Parties are unsuccessful in resolving any controversy or claim arising out of or relating to this Agreement, or the breach thereof, within twenty (20) business days after the date of the Notice, the Parties agree to submit to arbitration in Atlanta, Georgia, administered by the American Arbitration Association under its then-current Commercial Arbitration Rules before a single Arbitrator, who shall be experienced in the software industry and appointed by the American Arbitration Association. In any such arbitration, the parties agree that any party may conduct discovery and depositions shall be permitted at the discretion of the Arbitrator; provided that:

             (i) the Chief Executive Officer of any party shall not be deposed;

             (ii)  no party shall conduct more than three (3) depositions;

             (iii) any deposition shall not exceed three (3) hours in length;
                   and

             (iv) all depositions shall be taken in the city of the principal office of the deposed.

           Furthermore, the parties agree that the Arbitrator shall provide all parties concerned with a written decision. Except as otherwise provided herein, each party to the arbitration is to pay an equal part of all costs, including any deposits, associated with the arbitration, except that each party shall be responsible for its own attorneys' fees.

      (b)  Final and Binding Determination.

           The Parties agree that any determinations of such Arbitrator shall be final and binding upon the Parties to the arbitration, provided that no punitive damages may be awarded, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award or an order of enforcement, as the case may be. The Arbitrator shall set forth with specificity the grounds for the decision in the award in writing.

16.   SCHEDULES

16.1. The following are the schedules/exhibits to this Agreement and are deemed to be a part of this Agreement:


Schedule 1      -    Licensed Works Transaction Schedule
  Attachment 1  -    Licensed Works Submittal Form
Schedule 2      -    [*] Transaction Schedule
  Attachment 1  -    [*] Purchase Order
Schedule 3      -    Licensed Works Process Schedule
  Attachment 1  -    ISG Contact List
  Attachment 2  -    Second Line Support Terms
Schedule 4      -    Software Escrow Agreement
Exhibit A       -    ISG Technologies Inc. Viewing and Reading Stations (VRS)
                     Release 2.1 Marketing Specifications Document and ISG Technologies Inc.
                     Viewing and Reading Stations on NT (VRS-NT) Release 1.0 Marketing
                             Specifications Document v1.1
Exhibit B       -    List of HIS/RIS Companies
Exhibit C       -    IMNET Listed  Business Partners
Exhibit D       -    ISG Listed Customers
Exhibit E       -    IMNET Competitors
Exhibit F       -    ISG Training and Support Prices



IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT BY THEIR HANDS AND SEALS AS OF THE DATE FIRST NOTED ABOVE.


ISG TECHNOLOGIES INC.                    IMNET SYSTEMS, INC.

                                 (seal)                                   (seal)
---------------------------------        ---------------------------------
Signature                                Signature



---------------------------------        ---------------------------------
Name                                     Name



---------------------------------        ---------------------------------
Title                                    Title

                                  SCHEDULE 1

                     LICENSED WORKS TRANSACTION SCHEDULE


1.  LICENSED WORKS DESCRIPTION:

    The ISG software products listed in the "ISG Technologies Inc. Viewing and Reading Stations (VRS) Release 2.1 Marketing Specifications Document v5.0" dated November 29, 1996 and the "ISG Technologies, Inc. Viewing and Reading Stations on NT (VRS-NT) Release 1.0 Marketing Specifications Document v1.1" dated November 29, 1996 (for VRS-200), (both attached as Exhibit A) and subsequent releases, including Source Device and Printer Interfaces.

    Note 1: The Licensed Works include:

         (i) the executable object code of ISG's proprietary computer programs listed above;

         (ii) operating instructions and all other related instructional and reference materials for all of the computer programs; and

         (iii) all new, non-chargeable releases, versions and Updates thereof.


2.  LICENSED WORKS LIST PRICE:


  PRODUCT                     LIST PRICE
  -------                     ----------
  VRS 400                     $USD[*]
  VRS600                      $USD[*]
  VRS800DX                    $USD[*]
  VRS800XS                    $USD[*]


    Note 1:   All current product options are included in the above list prices.

3.  IMNET'S SOFTWARE PRODUCTS:

    (a)   IMNET Image Engine(R) which performs the following functions:

          (i)    capturing and indexing of paper documents
          (ii)   indexing of digitized and film images
          (iii)  integration with host based applications
          (iv)   retrieval of electronic images
          (v)    displaying, printing or faxing images

    (b)   IMNET Workflow Engine(TM) which performs the following functions:

          (i) capturing and redesigning of the existing flow of information departmentally, enterprise-wide, and across community networks
          (ii) examine, define, and even-re-engineer tasks to govern the assembly and flow of information in logical "document", "folder", or "case" combinations

         (iii) automating the assembly of required information and delivering it simultaneously to multiple points

    (c) IMNET Electronic Patient Record Systems(TM) ("EPRS") which performs the following functions:

         (i)     Chart creation and completion processes
         (ii)    Chart deficiency management
         (iii)   Physician electronic signatures and annotation
         (iv) Patient record archive on magnetic disk, optical disk, and/or microfilm
         (v) Direct user access of electronic patient record information
         (vi)    User security management
         (vii)   System audit trails
         (viii)  System administration


    (d)  IMNET EPRS/Web  which performs the following functions:

         (i) allows the user to access the IMNET EPRS database and imagebase through the World Wide Web in a manner consistent with the access features and functionality of the IMNET Electronic Patient Record System product, while maintaining appropriate security for the data accessed.

4.  TERRITORY:

    Worldwide

5.  ROYALTY PAYMENTS TO ISG:

    (a)  Initial payment of  $USD3.9 million structured as follows:
         (i) $USD[*] upon signature of a separate Start-up Letter, or upon signature of this Agreement whichever happens first, [*]
         (ii)    $USD[*] on execution of this Agreement;
         (iii)   $USD[*] at[*]

    (b) Advanced Royalty Payments of $USD3.9 million structured as follows:
         (i)     $USD[*] upon the earlier of, or [*]; [*].

    (c) IMNET may Sublicense the VRS-200-NT for unlimited distribution to IMNET's Customers during the Term of this Agreement for no additional per unit license fee.

    (d) For the purposes of this Paragraph 5(c), Licensed Works will include all New Products, but will exclude VRS 200 NT.

         IMNET will pay ISG Additional Royalties as follows:
         (i)     For all sales made by (i) IMNET Listed Business
                 Partners as of the date of this Agreement; (ii) sales by those IMNET Distributors, which are the HIS/RIS companies listed in Exhibit B, to End Users in the U.S. and Canada; or
                 (iii) sales to End Users in the U.S. and Canada, by IMNET directly without involvement of an IMNET Listed Business Partner, or IMNET Distributor, a royalty ("Excess Sale Royalty") based on the actual Licensed Works sales as calculated at the List Price for the Licensed Works less any End User Discounts paid by the End User beyond [*] cumulatively during the term of this Agreement ("Excess Sale Target"). For the purposes of accurately tracking these sales, IMNET will provide ISG with Royalty Payment Reports as set out in Section
                 8.3 of the Licensed Works Process Schedule using the Licensed Works Submittal Form which is attached hereto as Attachment 1.

         (ii)  The Excess Sale Royalty rate shall equal [*] of the
               IMNET Gross Sales Revenue for the sale of the Licensed Works.

         (iii) For all other sales of the Licensed Works, a royalty rate equal to [*] of the IMNET Gross Sales Revenue.

6.  EPRS INTEGRATION:

    A detailed VRS R&D schedule and a resourcing plan, including [*] software developers, at ISG's expense, will start as soon as possible to work through the EPRS integration. An outline of all critical dates and actual specifications for each phase will be developed by [*] and will be mutually agreed to between the parties. ISG plans to have the [*] software developers available to work on a full-time basis on the EPRS Integration as of [*].

7.  END-USER DISCOUNTS:

    All End User Discounts (whether for maintenance or sale of the Licensed Works) will be allocated such that the Licensed Works are not discounted proportionately greater than the discount allocated to all IMNET Software Products included in all sales based on the extended list prices (i.e. price times quantity) of the Licensed Works included in the sale.

8.  MARKETING RELATIONSHIPS:

    (a) For [*] years from the date of this Agreement, ISG will not sell any of the Licensed Works to the IMNET Competitors without IMNET's consent, which shall not be unreasonably withheld or refused.

    (b) For the term of this Agreement, ISG will not sell any of the Licensed Works to an IMNET Listed Business Partner without IMNET's consent, which shall not be unreasonably withheld or refused.

    (c) ISG sales personnel and IMNET sales personnel will market the Licensed Works cooperatively to potential IMNET Customers specified in Exhibit B. IMNET will invite an ISG sales representative to assist IMNET in its sales calls to the HIS/RIS Companies specified in Exhibit
         B. The ISG sales representative will be incentivized on a comparable basis for sales made by IMNET as for sales by ISG of the Licensed Works to such companies. The respective sales persons shall ascertain whether the sales effort should continue as a joint effort, or whether a separate sales effort by either party is appropriate. In the event of a disagreement between the respective sales persons, the parties agree to communicate such disagreement to the senior sales executive for each organization. In the event the parties cannot agree whether a joint sales effort remains appropriate, either party may notify the other that it intends to proceed selling separately to such customer. The senior sales executives of the parties shall communicate with each other and shall meet on a regular basis to review sales prospects and forecasts for the Licensed Works.

    (d) In selling to the HIS/RIS Companies, listed in Exhibit B, ISG and IMNET will share information, so as to enhance IMNET's and ISG's business and sales opportunities. Sharing of information will also include updating each other's customer lists on a regular basis and following such procedures as set out in the Process Schedule or may be more fully defined in Marketing Plans to be developed by the parties from time to time.

    (e)  IMNET may sell all of its Solution components to ISG Listed
         Customers, except for the Licensed Works components. However, in so doing, it may not quote any prices relating to the Licensed Works to such ISG Listed Customers. Further, IMNET will not license or sell the Licensed Works to its Business Partners and Distributors for the purposes of Sublicensing or reselling to other resellers including ISG Listed Customers. Pricing of the Licensed Works will be at ISG's discretion and all revenues from the sale of the Licensed Works to ISG Listed Customers will belong to ISG exclusively.

     (f) IMNET will not, directly or indirectly, develop or acquire any technologies that are competitive with any of the Licensed Works. IMNET will only market competitive technologies where (i) it is doing so in support of an IMNET Distributor which is selling that competitive technology as part of an integrated solution of that Distributor; or (ii) the technology is MedVision which IMNET may market within the restrictions set out below.

     (g) IMNET will not, directly or indirectly, receive any revenue from an IMNET Customer, current or future, for sales by that IMNET Customer of that IMNET Customer's proprietary or third party technologies which are competitive with the Licensed Works.

     (h) ISG will not, directly or indirectly, receive any revenue from an ISG Customer, current or future, for sales by that ISG Customer of that ISG Customer's proprietary or third party technologies which are competitive with IMNET Software Products.

     (i) IMNET shall not resell, distribute or license the Licensed Works on a standalone basis at any time to any party who is not an IMNET Customer without ISG's consent, which shall not be unreasonably withheld or refused. All such sales of the Licensed Works must be undertaken only as part of a sale of IMNET's Software Products. IMNET shall be free to resell the Licensed Works on a standalone basis to current end users using IMNET Software Products.

     (j) Both parties acknowledge that IMNET currently owns and markets MedVision in competition to the Licensed Works. To further the business objectives of this Agreement, the parties agree as follows:

          (i)  After execution of this Agreement,.[*]

          (ii) ISG will ensure that the Licensed Works have the following functionality currently offered by IMNET's MedVision
               Product:

               -  [*]; and
               -  [*]

               In addition, ISG will ensure that the workstation incorporates the following functionality:

               -  [*]
               -  [*]
               -  [*]; and
               -  [*]

               As soon as practicable, the parties, acting reasonably, will agree on appropriate testing procedures to test the above functionality (the "Tests").

               Upon completing the incorporation of the above functionality, ISG will provide IMNET with written notice. Upon receiving such notice, IMNET will have [*] business days to perform the Tests. If IMNET has not provided to ISG written details of material deficiencies in the added functionality based on the Tests within the [*] business days, the functionality will be deemed to have been accepted, otherwise the functionality will be accepted when the parties reasonably agree that the identified material deficiencies have been resolved (the "Acceptance").


         (iii) [*]

               [*]

         (iv) IMNET agrees to only sell MedVision to [*] until the earlier of
              (i)[*]; or (ii). [*]

         (v)  ISG agrees, as soon as practicable, to [*]

         (vi) IMNET may sell the rights to MedVision to an arms-length third party; however, IMNET's compensation thereafter shall not be based upon on-going royalty revenue, or the like, accruing after[*], unless ISG consents to the contrary.

    (k) As specified in Section 5.5 of the Agreement, ISG acknowledges that IDX Systems Corporation markets IDXView and that Cerner Corp. markets MRNet and that these technologies are competitive with the IMNET Software Products.

    (l) ISG will consult with IMNET on a regular basis regarding future Updates and product direction for the Licensed Works, including development timetables for specific functionality or enhancements, and will use reasonable business efforts to meet such timetables. For greater certainty, nothing in the foregoing shall be interpreted to limit, in any manner whatsoever, ISG's sole discretion with respect to future Updates and product direction for the Licensed Works.

9.  SALES DEDICATED PERSONNEL:

    During term of this Agreement, ISG will provide IMNET with one full-time dedicated account manager who will work exclusively on the IMNET account to be hired as soon as possible. In addition, ISG will hire a technical sales support employee who will work on behalf of IMNET, and with IMNET as a first priority.

10. VRS R&D SOFTWARE DEVELOPER:

    ISG will hire, as soon as possible, one dedicated VRS R&D Software Developer, for the benefit of IMNET, during the term of this Agreement, at ISG's expense. IMNET may recruit and retain, at IMNET's expense, two dedicated software developers to work at ISG, under appropriate confidentiality agreements and certification requirements, to assist with development and support of the Licensed Works. IMNET agrees that if it wishes ISG to retain additional dedicated VRS R&D Software Developer, ISG will provide such specialists, at IMNET's expense, at ISG's standard rate of $[*] per annum, subject to inflation factors based on the consumer price index, all items, for Toronto, Canada, published by Statistics Canada from year to year.

11. ADDITIONAL SUPPORT:

    IMNET may purchase additional VRS R&D development services as required at a rate of [*] per hour, subject to inflation factors based on the consumer price index, all items, for Toronto, Canada, published by Statistics Canada from year to year.

12. PAYMENT TERMS:

    For all Additional Royalties and royalties from IMNET Gross Maintenance Revenues, IMNET agrees to pay ISG within thirty (30) days of receipt of its payment from an IMNET Customer, but in any event no later than [*] from the date of shipment of the Licensed Works or the commencement of the Licensed Works maintenance period. For other amounts owed to ISG by IMNET for services such as training and technical support, payments will be made within thirty (30) days of receipt of invoice from ISG. Method of payment is set out in the Process Schedule.

13. TERM OF THE AGREEMENT:

    Seven (7) years commencing from the date of execution of this Agreement.

14. INSURANCE TYPE AND COVERAGE:

    (a) Standard: Data Processors, Computer Services and Software Errors or Omission Insurance, $1,000,000 CDN each claim limit.


15. DETAILS OF THE CONFIDENTIALITY AGREEMENT:

    (A)  DATE:      January 17, 1997

    (B)  PARTIES:   ISG and IMNET

                                 ATTACHMENT 1

                        LICENSED WORKS SUBMITTAL FORM

      IMNET Licensed Works Submittal Form:  XXXXXX


Licensed Works:

Type:                   []

Quantity:               []

Price per license:      [$]

Total price:            [$]



Maintenance Agreements  [$]
----------------------



COMMERCIAL TERMS OF SUBMITTAL FORM:

1. Each time IMNET, an IMNET Business Partner or an IMNET Distributor fills out a shipment order from an IMNET Customer, IMNET will submit to ISG a Submittal Form which may be issued by telefax. Each Submittal Form will reference this Agreement, will state the quantity and type of the Licensed Works ordered and their requested delivery date or dates. The terms and conditions of all orders will be in accordance with this Agreement and will not be modified by any terms of IMNET 's submittal forms or other forms, which will have no legal effect.

2. Prices do not include sales tax or similar taxes. IMNET will pay such taxes either directly or when invoiced by ISG, or will supply appropriate tax exemption certificates in a form satisfactory to ISG, as applicable.

3. IMNET will be responsible, at its own expense, for obtaining all necessary import permits and for the payment of any and all taxes and duties imposed on the delivery, importation, sale or license of the Licensed Works in the Territory or other destination designated by IMNET.

4. IMNET will be free to determine its own resale prices to End Users. Any list prices published or provided by ISG are suggestions only.

5. If any of the terms of this Agreement is in conflict with any standard printed term and/or condition of quotations, orders, acknowledgments, invoices or similar documents, the terms of this Agreement will prevail.

6. Interest of 10% per annum, or part thereof, shall be due and payable on all overdue accounts.

                                  SCHEDULE 2

                           [*]TRANSACTION SCHEDULE


1.   [*] DESCRIPTION:

     [*]

     [*] system components:

     -   [*]
     -   [*]
     -   [*]
     -   [*]
     -   [*]


2.   GRANT OF RIGHTS:

2.1. No resale of the [*] or [*] may be made pursuant to this Section unless and until IMNET, its Distributors or its Business Partners have incorporated into their own forms of license provisions protecting ISG's interests to the following effect:

     (a) provision requiring the End User to take all reasonable precautions to keep any trade secrets with respect to the [*] and [*] confidential;

     (b) provision acknowledging that ownership of the copyright and all other intellectual property rights in the [*] and [*] remains exclusively with ISG; and

     (c) provision limiting ISG's liability to the End User to the same or greater extent than the liability of IMNET to the End User is limited.

3.   RESPONSIBILITIES OF ISG:

3.1. Without limiting ISG's other obligations hereunder, ISG will:

     (a) Keep IMNET informed in advance of changes in specifications and deliveries with respect to the [*] and [*].

     (b)  Provide installation and training as set out in Section 9 below.

4.  [*] TRANSFER PRICE:

    [*]

    Includes:    - [*] components listed in Section 1 above


    Note 1: Effective [*], IMNET shall pay ISG's then regular transfer price and will only receive a volume discounted price if IMNET undertakes to commit to binding sales volumes.

    Note 2: There will be no discount applied to the [*] price given above for any reason.

    Note 3: All prices quoted are exclusive of[*].


5.  ITEMS INCLUDED IN [*] TRANSFER PRICE:

    Transfer Price Includes:

                 - [*] components listed in Section 1 above
                 - 6 month warranty including First Line Support and parts
                   warranty (excludes travel etc.)
                 - Initial Installation
                 - End User Training for 2 people
                 - Technical Specifications
                 - Consultation on Contract Negotiation
                 - Customer Quotation Template
                 - Technical Sales Support

    Note 1: Subsequent to the 6 month warranty period:

            (i) ISG or an agent designated by ISG may offer First Line Support to End Users and ISG will retain [*] of the Gross Maintenance Revenue; or

            (ii) provided that IMNET has personnel who possess the necessary degree of training and qualifications as determined by ISG, IMNET may offer First Line Support to End Users and the Gross Maintenance Revenue will be divided between ISG and IMNET on a basis to be negotiated between them.
6.  TERRITORY:

    The United States of America, including all its territories, and Canada, including all its provinces and territories. IMNET may resell the [*] outside of this territory provided that either ISG or IMNET is able to provide First Line Support on the terms and conditions set out in Note 1 of
    Section 5 above. Further, ISG will use its best efforts to provide First Line Support outside of the territory.

7.  PURCHASE ORDERS:

    IMNET agrees to submit orders for the [*] on the form of [*] Purchase Order attached hereto. All Purchase Orders must incorporate this Agreement by reference.

8.  DEMONSTRATION COPY:

    ISG will provide IMNET with a demonstration copy of the [*] for[*]. This price includes the components and initial installation. This price excludes the 6 month warranty for First Line Support, parts and instruments as well as training. The warranty will be charged at a time and material basis.

    Alternatively, ISG will provide IMNET with a demonstration copy of the [*] for[*], which price includes components, initial installation, 6 months warranty for First Line Support and parts (but not training and instruments).


9.  TRAINING:

    Training will be offered to IMNET personnel for the first 6 months of the contract at [*] of the standard rates set out in Exhibit F. Training includes the following:

    - Technical Courses
    - Sales and Marketing
    - Demonstration Training

    Note:    All courses include marketing material.

                                 ATTACHMENT 1

                              [*] PURCHASE ORDER

 [TO BE CONFORMED TO MAIN AGREEMENT AND THE PROCESS SCHEDULE WHEN FINALIZED]

    IMNET Purchase order:  XXXXXX


Type of Hardware Purchased:  ISG's [*]

Quantity:                    []

Price per product:           []

Total price:                 [$]


Type of Parts:               []

Quantity:                    []

Price per Part:              [$]

Total price:                 [$]


TOTAL OF PURCHASE ORDER:     [$]


COMMERCIAL TERMS OF PURCHASE ORDER:

1. If ISG discontinues manufacturing[*], ISG will give IMNET [*] notice of such discontinuation. Within [*] after such notice, IMNET may place a final, non-cancelable purchase order for the discontinued[*].

2. Each order for the [*] will be submitted on IMNET 's standard purchase order form or letterhead. Each order will reference this Agreement, will state the quantity and type of the [*] or related parts ordered and their requested delivery date or dates. The terms and conditions of all orders will be in accordance with this Agreement and will not be modified by any terms of IMNET 's purchase order or other forms, which will have no legal effect. ISG's acceptance of each such order will take place only upon delivery of written notification to IMNET.

3. Orders may also be issued by telefax. Such orders must be confirmed by issue of IMNET 's standard written purchase order and delivery to ISG within [*] from the date of the corresponding telecommunication, otherwise ISG may cancel the order.

4. ISG may cancel any orders placed by IMNET, or refuse or delay shipment thereof, if IMNET:

     (a) fails to make payment as provided for in this Agreement or under the terms of payment set forth in an invoice or otherwise agreed to by ISG and IMNET; or

     (b) otherwise fails to comply with the terms and conditions of this Agreement.

5. ISG will, at IMNET's request, make partial shipments on account of IMNET's orders for the [*] or [*] with the same payment terms as set out in Section 9 below. Subsequent delays in shipment or delivery of any installment will not relieve IMNET of its obligation to accept delivery of the remaining portions of the orders.

6. ISG will use reasonable efforts to meet IMNET's requested delivery date(s) for the [*] or [*]. Should orders for the [*] or [*] exceed ISG's available inventory, ISG will allocate its available inventory and make deliveries on a basis that ISG deems equitable, in its sole discretion. In any event, ISG will not be liable for any damages, direct, consequential, special or otherwise to IMNET or to any other person for failure to deliver or for any delay or error in delivery of the [*] or related parts for any reason whatsoever.

7. Delivery will be "Ex-works" ISG's plant upon transfer to either a common carrier or to IMNET or its agents or employees, and IMNET will be deemed to have accepted [*] or [*] and will assume all risk of loss or damage to the [*] or [*] upon such delivery. IMNET will be responsible for all costs of shipping, transportation, freight, insurance, taxes and similar items. Absent shipping instructions, ISG will select methods and routes of shipment but will not assume any liability in connection with shipment nor constitute any carrier as its agent.

8. Prices do not include sales tax or similar taxes. IMNET will pay such taxes either directly or when invoiced by ISG, or will supply appropriate tax exemption certificates in a form satisfactory to ISG, as applicable.

9. Prior to shipment of ordered [*] or [*], ISG will invoice IMNET for the full IMNET price of the [*] or [*] shipped. Such amount will be due and payable on invoicing in accordance with the Process Schedule.

10. IMNET will be responsible, at its own expense, for obtaining all necessary import permits and for the payment of any and all taxes and duties imposed on the delivery, importation, sale or license of the [*] or [*] in the Territory or other destination designated by IMNET.

11. IMNET will be free to determine its own resale prices to End Users. Any list prices published or provided by ISG are suggestions only.

12. If any of the terms of this Agreement is in conflict with any standard printed term and/or condition of quotations, orders, acknowledgments, invoices or similar documents, the terms of this Agreement will prevail.

13. Interest of 10% per annum, or part thereof, shall be due and payable on all overdue accounts.

                                  SCHEDULE 3

                       LICENSED WORKS PROCESS SCHEDULE



1.  CONTACT LIST


    For ISG:

         See Attachment 1


    For IMNET:
         Executive  -    [*]
         Sales      -    [*]
         Technical  -    [*]


2.  ORDER PROCESSING

    For the purposes of accurately matching ISG's part numbers with IMNET's part numbers, the parties will complete order worksheets in a mutually agreed format subsequent to signing the Agreement.

3.  FINAL INTEGRATION AND TEST PROCEDURES

    In advance of each new Licensed Works release, ISG will provide IMNET a preliminary copy of the Licensed Works in object form. ISG will also provide IMNET with a written installation procedure to be used by IMNET to install the new release in its QC/Test environment. IMNET will then proceed to test the integration with its Software Products in accordance with IMNET's standard Quality Assurance procedures. All problems will be reported to ISG's Support Services Group using a standard reporting procedure to be developed by the parties. Upon resolution of any problems to IMNET's satisfaction, IMNET will notify ISG of the acceptance for shipment of the new release. ISG will provide a master "gold" copy of the Licensed Works, in executable form, which will be used by IMNET for its product integration and delivery.

    IMNET will be responsible for integration of the Licensed Works within its Software Products for delivery to IMNET Customers.

    IMNET will be responsible for the maintenance of delivery records in accordance with applicable FDA regulations regarding the distribution of regulated medical devices.

4.  TRAINING


---------------------------------------------------------------------------------
                                        6 people maximum      Mandatory each year
TECHNICAL TRAINING FOR VRS PRODUCTS     per class.            of the Agreement.
---------------------------------------------------------------------------------
                                        6 people maximum
APPLICATIONS TRAINING FOR VRS PRODUCTS  per class.            Mandatory.
---------------------------------------------------------------------------------
SALES AND MARKETING TRAINING FOR VRS
PRODUCTS                                         -            Optional.
---------------------------------------------------------------------------------

      Training for IMNET service representatives is MANDATORY EACH YEAR OF THE AGREEMENT to allow IMNET to provide qualified support to End Users. (On going additional training is also available). Both Technical and Applications Training Courses are offered to suitably qualified IMNET personnel. All courses are held at ISG training facilities in Mississauga, Canada and are limited to a minimum of three (3) and maximum of six (6) attendees. Courses must be booked at least forty-five (45) days in advance.

      Training Courses are two (2) days in duration and all equipment is supplied by ISG (1 system per 2 attendees). IMNET will, at its own expense, bear all costs for its representatives to attend such training courses, including but not limited to travel and living expenses.


4.1   Technical Training:

      The Technical Training Course is intended for IMNET service representatives and is geared toward system installation and problem diagnosis. Knowledge of NT and UNIX operating system is a pre-requisite for the course. The Training Course covers the entire VRS product range on the NT and UNIX platforms. The following topics are covered:

      -    Installation and de-installation of hardware components

      -    Operational procedures of hardware components

      -    Routine maintenance procedures

      -    Diagnosis of system faults

      -    Complete system software installation

      -    Application software trouble shooting

4.2.  Clinical Applications Training:

      The Clinical Applications Training Course is intended for IMNET applications and/or sales representatives and focuses on the clinical application of the system functionality. Knowledge of medical imaging is a recommended pre-requisite for the course. The Training Course covers the entire VRS range of Licensed Works. The following topics are covered:

      -    Import of image data

      -    Clinical application of system functionality

      -    System operation and data management

      -    Demonstration techniques

      -    Feature vs. Benefit overview


5.   SUPPORT


--------------------------------------------------------
        SUPPORT PRODUCTS                 COMMENTS
--------------------------------------------------------
ON SITE TECHNICAL SUPPORT          based on availability
--------------------------------------------------------
ON SITE SALES & MARKETING SUPPORT  based on availability
--------------------------------------------------------

5.1  Scope of Second Line Support:

     ISG only provides Second Line Support for its Licensed Works and only to the extent that they are run on hardware configurations which are tested and supported by ISG for the VRS applications.

     ISG does not provide Second Line Support for UNIX or Windows operating systems or computer hardware and/or peripherals on which the ISG applications are run.


5.2  Definition of First Line Support:

     In the event of a problem, the End User will always contact IMNET with problems, queries and/or help line requests. IMNET's qualified customer service personnel will respond to calls and attempt to diagnose and repair problems according to procedures defined in ISG's training courses and in ISG documentation. IMNET agrees that it is IMNET's goal that at least [*]percent ([*]%) of incoming calls will be handled by IMNET without the involvement of ISG.

     IMNET will provide a monthly problem report to ISG detailing the Service Order Number, if possible, as well as the date, type of call and subsequent activity/resolution of each support call.


5.3  Definition of Second Line Support:

     For each instance of a potential problem with the Licensed Works, IMNET will follow the procedure defined in Section 5.2 above for First Line Support and only after following such procedure shall IMNET contact the appropriate ISG support facility and log the problem using an ISG approved form and according to the procedure agreed upon by the parties. ISG will issue a Customer Service Order Number and one or more of the following courses of action will be taken as deemed appropriate by ISG technical support staff:

     - Provide technical or applications support via telephone to trained IMNET service personnel.

     - Provide in depth problem investigation and analysis via modem to the End User's system. This support is provided only where direct high speed modem access is available via a dedicated telephone line.

     - Provide on-site consultation upon request from IMNET at current ISG Standard Time and Materials rates subject to availability of technical or applications support personnel.

     - Where ISG is not requested by IMNET to provide such on-site consultation, but ISG determines, in its sole discretion, to do so, ISG will pay all related costs and expenses.

     ISG will provide a monthly problem report to IMNET detailing the Service Order Number, date, type of call and subsequent activity/resolution of each support call.

     -   See Attachment 2 for the following:

              -     Support Hours
              -     Second Line Support
                    - full service, emergency, exclusions
              -     ISG's response levels

6.   COMPLAINT HANDLING

6.1. IMNET will maintain complaint files regarding the Licensed Works in accordance with the requirement of the applicable FDA regulations, and will notify ISG's customer service representative immediately upon identification of Severity Level 1 and Severity Level 2 problems and will notify ISG's director of quality and regulatory affairs immediately upon IMNET's receipt of information that reasonably suggests that a Licensed Work may have caused or contributed to a death or serious injury. As soon as completed, IMNET will provide ISG with a copy of any FDA Form 3500A (mandatory MedWatch form) to be filed with the FDA as required by applicable regulation.

6.2. IMNET will, in accordance with the applicable Medical Device Reporting regulations, provide such additional or supplemental information, and make such reports to both the FDA and to ISG and provide such annual certifications to the FDA as may be required by the FDA regarding IMNET's distribution of the Licensed Works

7.   WRITTEN REPORTS:

7.1. Whenever an order is received by IMNET, IMNET will notify ISG of:

     - any signed agreement with the End User who intend to license the Solutions. ISG understands that this is an initial order and is subject to modification based upon the subsequent analysis that results in the development of a functional specification and acceptance test plan for the End User.

7.2. On a quarterly basis, IMNET will provide ISG the following reports detailing the activity of the prior months:

     -   Gross Maintenance Revenue Reports, as set out in Section 8.2 below.
     -   Royalty Payment Reports, as set out in Section 8.3 below.

     Notwithstanding the above, in the event that less than [*] of the Gross Maintenance Revenue is paid to IMNET in the last [*] of any quarter, ISG may require IMNET to provide to ISG the Gross Maintenance Revenue Reports and the Royalty Payment Reports on a monthly basis.


7.3. On a quarterly basis, IMNET will provide ISG the following reports:

     - a six (6) month rolling forecast of IMNET's anticipated order for the Licensed Works
     - the number of Sub-licenses sold to End Users during the quarter as well as the names and addresses of all such End Users

7.4. On a quarterly basis, ISG will provide IMNET the following reports:

     - an Account Activity Report which provides for an update of the status of issues and the progress of resolutions.
     -   an updated DICOM Validation Status Report as referred to in
         Section 7.2 of the Agreement.

8.   REPORTING PROCEDURES

8.1. IMNET will identify ISG related sales and accounts receivable for the purpose of accurate tracking and auditing.

8.2. Gross Maintenance Revenue Reports:

      As defined in Paragraph 1.1 (p) of the Agreement, Gross Maintenance Revenue is derived from IMNET Channel Maintenance Revenue and IMNET Direct Maintenance Revenue. In accordance with Section 9.6 of the Agreement, maintenance revenue will be shared [*] by IMNET and ISG. Subject to Section 7.2 above, on the 15th day of the first month in each quarter, IMNET will send ISG a report detailing Gross Maintenance Revenue collected by IMNET in the prior quarter. This report should also reference sales made in previous quarters for which payment is still outstanding. Payment terms are set out in Section 12 of the Licensed Works Transaction Schedule. Reconciling items discovered by ISG are to be adjusted in next month's billing. An example of the Gross Maintenance Revenue Report is attached hereto as Example 1.

8.3.  Royalty Payment Reports:

      IMNET is responsible for submitting a Licensed Works Submittal Form, in the form set out as Attachment 1 to the Licensed Works Transaction Schedule, each time an order for an IMNET Customer is shipped. On the 15th day of each month, IMNET will send ISG a report summarizing the Submittal Forms shipped in the prior month. This report should also reference sales made in previous months for which ISG is owed payment, but payment has not yet been received. Payment terms are set out in
      Section 12 of the Licensed Works Transaction Schedule. Reconciling items discovered by ISG will be adjusted in the next month's billing.

      IMNET will provide ISG with two reports as follows:

      (a)  Reporting of $[*] (an example is attached hereto as Example 2):

           This report sets out the tracking of sales amounting to $[*] which sales are made in accordance with Paragraph 5(c)(i) of the Licensed Works Transaction Schedule.

      (b)  Royalty Payment Report (an example is attached hereto as Example
           3):

           This report sets out the royalty payments due to ISG for sales exceeding [*] which sales are made in accordance with Paragraph 5(c)(i) of the Licensed Works Transaction Schedule and for all other sales not referenced in Paragraph 5(c)(i) of the Licensed Works Transaction Schedule.

9.    METHODS OF PAYMENT:

      Payments must be made in US Dollars by wire transfer to ISG
      Banking information:   Bank of Montreal
                             First Canadian Place
                             Toronto, Ontario, Canada
                             [*]
                             [*]


      Payments to ISG will not be deemed to have been made until the funds are available to ISG in Mississauga Ontario, Canada. Alternatively, if IMNET is prevented by government regulations from transferring funds to Canada, ISG will have the right (in addition to its right to terminate this Agreement for failure to receive payment as required herein) to require IMNET to deposit the blocked funds or an equivalent amount denominated in another currency due to ISG in a bank and country designated by ISG and for ISG's account.

10.   AUDIT RIGHTS:

      ISG may, upon notice to IMNET, audit IMNET's records relating to the licensing of the Licensed Works, sales of the Products, or maintenance revenues related to the Products for purposes of verifying compliance with this Agreement, and IMNET agrees to cooperate with such audit. In the event that a discrepancy is found of more than [*] percent ([*]%) in the total revenues due ISG in ISG's favor, IMNET shall remit the difference and shall reimburse ISG for its reasonable costs in performing such audit.

11. GOVERNMENTAL APPROVALS:

    ISG will, on request, use its best efforts to assist IMNET in obtaining any governmental approvals required to discharge IMNET's obligations under the Agreement. In addition, IMNET will obtain any required qualifications for Solutions as soon as practicable under the applicable governmental requirements in the Territory. ISG agrees to cooperate and use its reasonable efforts to assist IMNET in obtaining such qualification and to institute such design changes as may be required for such qualification.

                                  ATTACHMENT 1
                                  CONTACT LIST

================================================================================
NAME      TITLE / RESPONSIBILITIES                 PHONE / FAX             EMAIL
================================================================================
                                        Phone within NA            [*]
                                        Phone outside NA           [*]
[*]         Account Coordinator         Fax                        [*]     [*]
--------------------------------------------------------------------------------

            Product Development         Phone within NA            [*]     [*]
[*]               Manager               Phone outside NA           [*]     [*]
--------------------------------------------------------------------------------
                                        Phone                      [*]
         Customer Service Dispatch      Fax                        [*]
[*]                Europe               Voicemail                  [*]     [*]
--------------------------------------------------------------------------------
         Customer Service Dispatch      Phone within NA            [*]
[*]            North America            Phone outside NA      Fax  [*]     [*]
--------------------------------------------------------------------------------
              Director, Sales,          Mobile Phone               [*]
[*]           Viewing Stations          Voicemail                  [*]     [*]
--------------------------------------------------------------------------------
                                        Phone within NA            [*]
         Service Account Specialist     Phone outside NA           [*]
[*]               Atlanta               Fax                        [*]     [*]
--------------------------------------------------------------------------------
                                        Phone                      [*]
                                        Fax                        [*]
[*]           Account Manager           Phone (Toll Free)          [*]
--------------------------------------------------------------------------------
                                        Phone within NA            [*[
                                        Phone outside NA           [*]
[*]   Director, Quality and Regulatory  Fax                        [*]     [*]
--------------------------------------------------------------------------------
                                        Phone within NA            [*]
                                        Phone outside NA           [*]
[*]     Director of Customer Service    Fax                        [*]     [*]
================================================================================

   Should your call arrive in the ISG voicemail system and you do not want to leave a voicemail, you may press '0' to reach the ISG main switchboard, or dial plus the extension # you wish to reach.

                                 ATTACHMENT 2
                          SECOND LINE SUPPORT TERMS

1.  SECOND LINE SUPPORT HOURS

During the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, Monday through Friday, and excluding ISG holidays, ISG will provide "Full Service" Second-Line support to IMNET, as defined below. All other times, ISG will provide "Emergency Operational Services" Second-Line support to IMNET, as defined below.

2.  SECOND LINE SUPPORT

Second Line Support Services Include:

    (a) FULL SERVICE SECOND LINE SUPPORT

         (i) ISG HELP DESK - A manned customer assistance center to provide telephone contact via a toll-free number and technical Second-Line support information and response to problem calls from IMNET during the hours set forth above. These services may include:

               a)  Receipt and logging of IMNET requests for assistance;

               b) Response from qualified IMNET service representatives to help diagnose and fix customer problems forwarded to ISG by IMNET;

         (ii) PROGRAM TEMPORARY FIXES (PTF) - ISG will provide Program Temporary Fixes to IMNET, defined as error corrections and "bug fixes" to correct reproducible errors related to IMNET Customer-specific functionality.

         (iii) "UPDATES" - ISG will provide Updates, but not New Products as defined in Paragraph 1.2(w) of the Agreement, in accordance with this Agreement.

    (b)  EMERGENCY OPERATIONAL SERVICES SECOND LINE SUPPORT

    Monitoring of the ISG Help Desk through remote means, and providing technical support on a pager-activated basis. This service is intended to provide assistance primarily for customer emergencies when a production system or critical component is down or out of service due to a system defect or failure, and does not include preventative maintenance services, or routine application assistance by ISG programmers or systems engineers.

    (c)  SECOND LINE SUPPORT SERVICES EXPLICITLY EXCLUDE:

         (i) Adding, removing, or maintaining accessories, attachments, machines or other devices.

         (ii) Labor and design services needed to install and/or customize Licensed Works in person previously supplied to IMNET or an IMNET Customer to any new release level. If requested to perform such services in person by an IMNET Customer, such services shall be considered outside the scope of this Agreement and separately billable. However, if ISG is not requested to perform such services in person but ISG, in its sole discretion, chooses to do so, ISG will pay all related costs and expenses.

         (iii) Network trouble-shooting services when Licensed Products are installed in pre-existing networked environment.

         (iv)   Routine system administration.

         (v) Network operating system, third party database software or operating system support, maintenance or upgrades.

         (vi) Integration or installation of third party software or hardware unless explicitly agreed to between ISG and IMNET.

         (vii) Other levels of maintenance support, including the designation of specific ISG personnel for a particular Customer, and/or stationing of ISG personnel at an IMNET Customer's site on an extended or permanent basis. ISG, at its option, may provide such services; however, the terms of any such services, and the fees associated with those services, shall be negotiated on a case-by-case basis.

         (viii) Answering calls from IMNET Distributors, IMNET Listed Business Partners and End Users.

    (d) In the event that ISG is required to perform Second Line Support Services in person, and ISG deems necessary, and provides such services for product malfunctions that upon subsequent investigation are determined not be caused by the Licensed Works, ISG shall invoice IMNET for such services at ISG's then-current rates. However, if ISG is not required to perform Second Line Support Services in person, but ISG, in its sole discretion, chooses to do so, ISG will pay all related costs and expenses.

    (e) ISG RESPONSE LEVELS - ISG response levels apply to base system, unmodified code; support of code modified by IMNET with ISG's permission is available on a time and material basis. It is ISG's policy to respond to all services call within 1 business hour in order to begin the process of resolving system issues. This process begins with determining the severity level of the conditions which exist at the IMNET Customer's site as reported by IMNET to ISG. Based on the impact of the problem, the following guidelines apply to ISG's troubleshooting activities.

         i) PROBLEM SEVERITY LEVEL 1: A production system or critical component is down or out of service due to a Licensed Work defect or failure. ISG will work continuously to resolve the issue or implement a workaround which returns the system to a production status and moves the problem to the Problem Severity Level 3 category. Immediate notification of the situation is made to the Director of Customer Services. If the critical condition continues for [*] business hours, notification is made to the Vice President of Business Operations and Director of Quality and Regulatory. A Problem Severity Level 1 failure automatically triggers a shiphold procedure at IMNET with respect to the Licensed Works.

                ISG's goal, but not guarantee of any kind, for returning the system to production status is within [*] of ISG's receipt of notification of the failure. Once production status resumes, the final, permanent solution may require additional software corrections and shipments. If that is the case, it is ISG's goal to provide the permanent solution within [*] of ISG's receipt of notification of the failure.

                IMNET and IMNET's Customer duties include making support available (personnel systems, etc.) with total dedication until the failure has been moved out of the Level 1 category. Adequate documentation must be submitted with the problem (e.g., database information, set of circumstances leading to the problem as applicable).

         ii) PROBLEM SEVERITY LEVEL 2: A production system is affected due to a system defect or failure. Impact is a significant reduction in user productivity. In these cases, ISG's goal, but not obligation, is to resolve the issue or reduce the impact to Level 3 within [*]of ISG's receipt of notification of the failure. If permanent solution of the problem requires software correction or shipment, it is ISG's goal to provide the permanent solution in the currently open maintenance version of the application affected. Maintenance versions are produced on a quarterly schedule.

              IMNET and IMNET's Customer duties include making support available (personnel, systems, etc.) during normal business hours, until a resolution or processing alternative is identified. Adequate documentation must be submitted with the problem (e.g., database information, set of circumstances leading to the problem as applicable).

         iii) PROBLEM SEVERITY LEVEL 3: A system is affected due to a system defect or failure. Impact to productivity is relatively small or an effective workaround is in place on a temporary basis. ISG's goal is to provide any necessary software corrections in the next maintenance version.

              IMNET and IMNET's Customer duties include making support available (personnel, systems, etc.) during normal business hours, until a resolution or processing alternative is identified. Adequate documentation must be submitted with the problem (e.g., database information, set of circumstances leading to the problem as applicable).

         iv) PROBLEM SEVERITY LEVEL 4: A system is affected; however, the complaint or problem is minor and can easily be circumvented by the End User, ISG's goal is to provide any necessary software corrections in the next open maintenance version.

              IMNET and IMNET's Customer duties include making support available (personnel, systems, etc.) during normal business hours, until a resolution or processing alternative is identified. Adequate documentation must be submitted with the problem (e.g., database information, set of circumstances leading to the problem as applicable).

                                  EXAMPLE 1
                       IMNET MAINTENANCE REVENUE REPORT

Reported:                 February 15, 1997  All amounts in $USD
For Sales Made in Period  January 1997
(including sales made in previous months for which payment is now due ISG)

=======================================================================================
                 SELLER      END       END USER      PRODUCT       BEGIN      $ SOLD
                (IMNET OR    USER      LOCATION      DELIVERY      DATE OF     @ END
                BUSINESS     NAME                      DATE        MNTCE        USER
#    INVOICE #   PARTNER)                                                    LIST PRICE
---------------------------------------------------------------------------------------
1    52368X     IMNET       HOSP X     BALTIMORE     01/15/97      01/31/97     [*]
---------------------------------------------------------------------------------------
2    45876Y     CERNER      HOSP Y     CHICAGO       01/01/97      01/15/97     [*]
---------------------------------------------------------------------------------------
3    35287T     IMNET       HOSP A     MARYLAND      12/15/96      12/15/96     [*]
---------------------------------------------------------------------------------------
                TOTAL                                                           [*]
=======================================================================================



=============================================================================================================================
 #   INVOICE #     MNTCE         GROSS           LESS           LESS         MNTCE      MNTCE  PAYABLE TO  CARRY FORWARD NEXT
                   % OF $        MNTCE           END         BUSINESS          $       $ OWED   ISG THIS        MONTH
                   SOLD @        $ AMT           USER         PARTNER     RECEIVED BY  TO ISG  MONTH (INC.
                   END                         DISCOUNT        SHARE         IMNET             CARRYOVER
                   USER                                                                           FROM
                   LIST                                                                         PREVIOUS
                                                                                                 MONTH)
-----------------------------------------------------------------------------------------------------------------------------
1    52368X        [*]            [*]            [*]            [*]          [*]        [*]         [*]           [*]
-----------------------------------------------------------------------------------------------------------------------------
2    45876Y        [*]            [*]            [*]            [*]          [*]        [*]         [*]           [*]
-----------------------------------------------------------------------------------------------------------------------------
3    35287T        [*]            [*]            [*]            [*]          [*]        [*]         [*]           [*]
-----------------------------------------------------------------------------------------------------------------------------
                   [*]            [*]            [*]            [*]          [*]        [*]         [*]           [*]
=============================================================================================================================

                     EXAMPLE 2, IMNET REPORTING OF $ [*]


Reported:                              February 15, 1997
For Sales Made in Period               January 1997

Seller Type:   1. IMNET Business Partners
               2. IMNET Distributors (HIS/RIS companies listed on Exhibit B on the contract) in US and Canada
               3. IMNET Direct Sales in US and Canada

                                          Cumulative Balance Carry forward: $[*]



====================================================================================================================================
 #  SELLER   INVOICE #  SELLER    END        END          PRODUCT     LICENSED     LICENSED     TOTAL        END   NET AMOUNT BILLED
     TYPE                NAME)   USER       USER          DELIVERY   WORKS TYPE     WORKS       AMOUNT       USER
                                 NAME      LOCATION         DATE                  QUANTITY      BILLED @    DISCOUNT
                                                                                                END USER
                                                                                                 PRICE
------------------------------------------------------------------------------------------------------------------------------------
1    3       52368X     IMNET    HOSP X    BALTIMORE     01/15/97     VRS400         [*]          [*]         [*]      [*]
------------------------------------------------------------------------------------------------------------------------------------
2    2       45876Y     CERNER   HOSP Y    CHICAGO       01/01/97     VRS600         [*]          [*]         [*]      [*]
------------------------------------------------------------------------------------------------------------------------------------
3    4       35287T     IMNET    HOSP A    MARYLAN       12/15/96     VRS800DX       [*]          [*]         [*]      [*]
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL                                                        [*]          [*]         [*]      [*]
====================================================================================================================================

                              CUMULATIVE BALANCE AS END OF JANUARY 31, 1997 $[*]

                   EXAMPLE 3, IMNET ROYALTY PAYMENT REPORT


Reported:                 February 15, 1997      All amounts in $USD
For Sales Made in Period  January 1997
(including sales made in previous months for which payment is now due ISG)


For all sales:   (i)  once report detailing [*] is exceeded
                 (ii) for all other types of sales



=================================================================================================================================
 #   INVOICE #  SELLER       END     END USER     PRODUCT     LICENSED     LICENSED    TOTAL     END        BUSINESS      NET
                (IMNET OR   USER     LOCATION     DELIVERY    WORKS        WORKS       AMOUNT    USER       PARTNER      AMOUNT
                BUSINESS     NAME                 DATE        TYPE         QUANTITY    BILLED    DISCOUNT   DISCOUNT   RECEIVABLE
                PARTNER)                                                               @ END
                                                                                       USER
                                                                                       PRICE
---------------------------------------------------------------------------------------------------------------------------------
1    52368X     IMNET       GE       BALTIMORE    01/15/97    VRS400       20          [*]         [*]        [*]         [*]
---------------------------------------------------------------------------------------------------------------------------------
2    45876Y     CERNER      HOSP Y   CHICAGO      01/01/97    VRS600       50          [*]         [*]        [*]         [*]
---------------------------------------------------------------------------------------------------------------------------------
3    35287T     IMNET       HOSP A   MARYLAND     12/15/96    VRS800DX     10          [*]         [*]        [*]         [*]
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL                                                      80          [*]         [*]        [*]         [*]
=================================================================================================================================



===========================================================================
 #   INVOICE #  SELLER        AMOUNT      PAYABLE TO     CARRY FORWARD NEXT
                (IMNET OR    OWED TO       ISG THIS            MONTH
                BUSINESS      ISG         MONTH (INC.
                PARTNER)                  CARRYOVER
                                         FROM PREVIOUS
                                            MONTH)
---------------------------------------------------------------------------
1    52368X     IMNET         [*]             [*]               [*]
---------------------------------------------------------------------------
2    45876Y     CERNER        [*]             [*]               [*]
---------------------------------------------------------------------------
3    35287T     IMNET         [*]             [*]               [*]
---------------------------------------------------------------------------
                TOTAL         [*]             [*]               [*]
===========================================================================

                                  SCHEDULE 4

                          SOFTWARE ESCROW AGREEMENT


              DATED the ____________ day of ____________ , 1997

                                   BETWEEN:

         ISG TECHNOLOGIES INC. ("ISG")
         a corporation duly organized and existing under the laws of the Province of Ontario, having its registered office at 6509 Airport Road, Mississauga, Ontario L4V 1S7

                                   - AND -

         IMNET SYSTEMS, INC. ("IMNET")
         a corporation duly organized and existing under the laws of the State of Delaware having offices at 3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia, 30202

                                    - AND -

         FORT KNOX ESCROW SERVICES, INC. ("FORT KNOX") a body politic and corporate, having its head office at 3539 A Church Street, Clarkston, Georgia, U.S.A. 30021-1717

WHEREAS ISG and IMNET have entered into a value added reseller agreement ("Value Added Reseller Agreement"), whereby ISG licensed specified software technologies to IMNET and granted IMNET the right, either directly or through defined distribution channels, to resell licenses for those technologies as part of a value added solution to end users on a world-wide basis.

AND WHEREAS in order to fulfill its obligations under the Value Added Reseller Agreement, ISG intends to deliver to Fort Knox all of the components listed in Appendix B to this Agreement, which would enable an appropriately skilled technician to provide Second Line Support, as that term is defined under the Value Added Reseller Agreement (the "Deposit Materials").

AND WHEREAS ISG desires Fort Knox to hold the Deposit Materials, and, upon certain events, deliver the Deposit Materials (a copy thereof) to IMNET, in accordance with the terms hereof.

NOW THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1. Delivery by ISG. ISG shall be solely responsible for delivering to Fort Knox the Deposit Materials as soon as practicable. Fort Knox shall hold the Deposit Materials in accordance with the terms hereof. Fort Knox shall have no obligations to verify the completeness or accuracy of the Deposit Materials.

2.    Duplication; Updates

      (a) Fort Knox may duplicate the Deposit Materials by any means in order to comply with the terms and provisions of this Agreement, provided that IMNET shall bear the expense of duplication. Alternatively, Fort Knox, by notice to ISG, may require ISG to reasonably promptly duplicate the Deposit Materials.

      (b) ISG shall deposit with Fort Knox any modifications, updates, new releases or documentation related to the Deposit Materials by delivering to Fort Knox an updated version of the Deposit Materials ("Additional Deposit") as soon as practicable after the modifications, updates, new releases and documentation have been developed by ISG. Fort Knox shall have no obligation to verify the accuracy or completeness of any Additional Deposit or to verify that any Additional Deposit is in fact a copy of the Deposit Materials or any modification, update, or new release thereof.

3. Notification of Deposits. Simultaneous with delivery to Fort Knox of the Deposit Materials or any Additional Deposit, as the case may be, ISG shall deliver to Fort Knox and to IMNET a written statement specifically identifying all items deposited and stating that the Deposit Materials or any Additional Deposit, as the case may be, so deposited have been inspected by ISG and are complete and accurate.

4.    Delivery by Fort Knox.

4.1 Delivery by Fort Knox to IMNET Fort Knox shall deliver the Deposit Materials, or a copy thereof, to IMNET only in the event that:

      (a) ISG notifies Fort Knox to effect such delivery to IMNET at a specific address, the notification being accompanied by a check payable to Fort Knox in the amount of one hundred ($100.00) USD; or

      (b)   Fort Knox receives from IMNET:

            (i) written notification that a Release Condition (as that term is defined in the Value Added Reseller Agreement between ISG and IMNET) has occurred;

            (ii) evidence satisfactory to Fort Knox that IMNET has previously notified ISG of such Release Condition;

            (iii) a written demand that the Deposit Materials be
                  released and delivered to IMNET;

            (iv) a written undertaking from IMNET that the Deposit Materials being supplied to IMNET will be used only as permitted under the terms of the Value Added Reseller Agreement;

            (v) specific instructions from IMNET for this delivery; and

            (vi) a cheque payable to Fort Knox in the amount of one hundred ($100.00)USD.

      (c) If the provisions of paragraph 4.1(a) are satisfied, Fort Knox shall, within five (5) business days after receipt of the notification and cheque specified in paragraph 4.1(a), deliver the Deposit Materials in accordance with the applicable instructions.

      (d) If the provisions of paragraph 4.1(b) are met, Fort Knox shall, within five (5) business days after receipt of all the documents specified in paragraph 4.1(b), send by certified mail to ISG a photostatic copy of all such documents. ISG shall have thirty (30) days from the date on which ISG receives such documents ("Objection Period") to notify Fort Knox of its objection ("Objection Notice") to the release of the Deposit Materials to IMNET and to request that the issue of IMNET's entitlement to a copy of the Deposit Materials be submitted to arbitration in accordance with the following provisions:

                 (i) If ISG shall send an Objection Notice to Fort Knox during the Objection Period, the matter shall be submitted to, and settled by arbitration by, a panel of three (3) arbitrators chosen by the Atlanta Regional Office of the American Arbitration Association in accordance with the rules of the American Arbitration Association. The arbitrators shall apply Georgia law. At least one (1) arbitrator shall be reasonably familiar with the computer software industry. The decision of the arbitrators shall be binding and conclusive on all parties involved, and judgment upon their decision may be entered in a court of competent jurisdiction. All costs of the arbitration incurred by Fort Knox, including reasonable attorneys' fees and costs, shall be paid by the party which does not prevail in the arbitration; provided, however, if the arbitration is settled prior to a decision by the arbitrators, ISG and IMNET shall each pay 50% of all such costs.

            (ii) ISG may, at any time prior to the commencement of
                 arbitration proceedings, notify Fort Knox that ISG has withdrawn the Objection Notice. Upon receipt of any such notice from ISG, Fort Knox shall reasonably promptly deliver the Deposit Materials to IMNET in accordance with the instructions specified in paragraph 4.1(b)(v).

      (e) If, at the end of the Objection Period, Fort Knox has not received an Objection Notice from ISG, then Fort Knox shall reasonably promptly deliver the Deposit Materials to IMNET in accordance with the instructions specified in paragraph 4.1(b)(v).

4.2 Delivery by Fort Knox to ISG. Fort Knox shall release and deliver the Deposit Materials to ISG upon termination of this Agreement in accordance with paragraph 7(a) hereof.

5. Indemnity. ISG and IMNET shall, jointly and severally, indemnify and hold harmless Fort Knox and each of its directors, officers, agents, employees and stockholders ("Fort Knox Indemnitees") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Fort Knox
Indemnitee in connection with this Agreement or the performance of Fort Knox or any Fort Knox Indemnitee hereunder.

6.    Disputes and Interpleader.

      (a) In the event of any dispute between any of Fort Knox, ISG and/or IMNET relating to delivery of the Deposit Materials by Fort Knox or to any other matter arising out of this Agreement, Fort Knox may submit the matter to any court of competent jurisdiction in an interpleader or similar action. Any and all costs incurred by Fort Knox in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of ISG and IMNET.

      (b) Fort Knox shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

7.    Term and Renewal.

      (a) The initial term of this Agreement shall be seven (7) years, commencing on the date hereof (the "Initial Term"). This Agreement shall be automatically extended for an additional term of one year ("Additional Term") at the end of the Initial Term and at the end of each Additional Term hereunder unless, on or before ninety (90) days prior to the end of the Initial Term or an Additional Term, as the case may be, any party notifies the other parties that it wishes to terminate the Agreement at the end of such term. At such time of termination, all fees due under this Agreement to Fort Knox must be paid prior to termination

      (b) In the event of termination of this Agreement in accordance with paragraph 7(a) hereof, IMNET shall pay all fees due Fort Knox and shall promptly notify ISG that this Agreement has been terminated and that Fort Knox shall return to ISG all copies of the Deposit Materials then in its possession.

8. Fees. ISG and IMNET shall pay to Fort Knox the applicable fees in accordance with Appendix A as compensation for Fort Knox's services under this Agreement. The first years fees are due upon receipt of the signed contract or Deposit Materials, whichever comes first and shall be paid in U.S. Dollars.

      (a) Payment. Fort Knox shall issue an invoice to IMNET following execution of this Agreement ("Initial Invoice"), on the commencement of any Additional Term hereunder, and in connection with the performance of any additional services hereunder. Payment is due upon receipt of invoice, irrespective of when the Deposit Materials are received. All fees and charges are exclusive of, and IMNET is responsible for the payment of, all sales, use and like taxes. Fort Knox shall have no obligations under this Agreement until the Initial Invoice has been paid in full by IMNET.

      (b) Nonpayment. In the event of non-payment of any fees or charges invoiced by Fort Knox, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to IMNET and, in such an event, IMNET shall have the right to pay the unpaid fee within ten (10) days after receipt of notice from Fort Knox. If IMNET fails to pay in full all fees due during such ten (10) day period, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to ISG and, in such event, ISG shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from Fort Knox. Upon payment of the unpaid fee by either ISG or IMNET, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee under this paragraph 8(b) by both ISG and IMNET shall result in termination of this Agreement.

9. Ownership of Deposit Materials. The parties recognize and acknowledge that ownership of the Deposit Materials shall remain with ISG at all times.

10. Available Verification Services. Upon receipt of a written request from IMNET, Fort Knox and IMNET may enter into a separate agreement pursuant to which Fort Knox will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its relevance, completeness, currency, accuracy and functionality ("Technical Verification Agreement").
Upon written request from ISG, Fort Knox will issue to ISG a copy of any written technical verification report rendered in connection with such engagement. If Fort Knox and IMNET enter into such Technical Verification Agreement, ISG shall reasonably cooperate with Fort Knox by providing its facilities, computer systems, and technical and support personnel for technical verification whenever reasonably necessary. If requested by IMNET, ISG shall permit one employee of IMNET to be present at ISG's facility during any such verification of the Deposit Materials.

11. Bankruptcy. ISG and IMNET acknowledge that this Agreement is an "agreement supplementary to" the License Agreement as provided in Section 365
(n) of Title 11, United States Code (the "Bankruptcy Code"). ISG acknowledges that if ISG as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the License Agreement or this Agreement, IMNET may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of IMNET to ISG or the Bankruptcy Trustee, ISG or such Bankruptcy Trustee shall not interfere with the rights of IMNET as provided in the License Agreement and this Agreement, including the right to obtain the Deposit Material from Fort Knox.

12.   Miscellaneous.

      (a) Remedies. Except for intentional misrepresentation, gross negligence or intentional misconduct, Fort Knox shall not be liable to ISG or to IMNET for any act, or failure to act, by Fort Knox in
      connection with this Agreement.   Any liability of Fort Knox regardless
      of the cause shall be limited to the fees exchanged under this Agreement. Fort Knox will not be liable for special, indirect, incidental or consequential damages hereunder.

      (b) Natural Degeneration: Updated Version. In addition, the parties acknowledge that as a result of the passage of time alone, the Deposit Materials are susceptible to loss of quality ("Natural Degeneration").
      It is further acknowledged that Fort Knox shall have no liability or responsibility to any person or entity for any Natural Degeneration. For the purpose of reducing the risk of Natural Degeneration, ISG shall deliver to Fort Knox a new copy of the Deposit Materials at least once every three years.

      (c) Permitted Reliance and Abstention. Fort Knox may rely and shall be fully protected in acting or refraining from acting upon any notice or other document believed by Fort Knox in good faith to be genuine and to have been signed or presented by the proper person or entity. Fort Knox shall have no duties or responsibilities except those expressly set forth herein.

      (d) Independent Contractor. Fort Knox is an independent contractor, and is not an employee or agent of either ISG or IMNET

      (e) Amendments. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

      (f) Entire Agreement. This Agreement, including all appendices hereto, supersedes all prior discussions, understandings and agreements between the parties with respect to the matters contained herein, and constitutes the entire agreement between the parties with respect to the matters contemplated herein. All appendices attached hereto are by this reference made a part of this Agreement and are incorporated herein.

      (g) Counterparts: Governing Law. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

      (h) Confidentiality. Fort Knox will hold and release the Deposit Materials only in accordance with the terms and conditions hereof, and will maintain the confidentiality of the Deposit Materials.

      (i) Notices. All notices, requests, demands or other communications required or permitted to be given or made under this Agreement shall be in writing and shall be delivered by hand or by commercial overnight delivery service which provides for evidence of receipt, or mailed by certified mail, return receipt requested, postage prepaid. If delivered personally or by commercial overnight delivery service, the date on which the notice, request, instruction or document is delivered shall be the date on which delivery is deemed to be made, and if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date on which delivery is deemed to be made. Any party may change its address for the purpose of this Agreement by notice in writing to the other parties as provided herein.

      (j) Survival. Paragraphs 5, 6, 8, 9 and 11 shall survive termination of this Agreement.

      (k) No Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the date first noted above.


                                 ISG TECHNOLOGIES INC.:


                                 -----------------------------------
                                 Signature

                                 -----------------------------------
                                 Name

                                 -----------------------------------
                                 Title


                                 IMNET:


                                 -----------------------------------
                                 Signature

                                 -----------------------------------
                                 Name

                                 -----------------------------------
                                 Title


                                 FORT KNOX ESCROW SERVICES, INC.


                                 -----------------------------------
                                 Signature

                                 -----------------------------------
                                 Name

                                 -----------------------------------
                                 Title

                                 APPENDIX A
                                FEE SCHEDULE

Fees to be paid by IMNET shall be as follows:


                 Initialization fee (one time only)              $[*]

                 Annual maintenance/storage fee
                     - includes two Deposit Materials updates    $[*]
                     - includes one cubic foot of storage space

                 Additional Updates                              $[*]
                 (above two per year)

                 Additional Storage Space                        $[*]


           Payable by IMNET or ISG:

                 Due Upon IMNET's or ISG's
                 Request for Release of Deposit Materials        $[*]

                                                                 $[*]




The fees are due upon receipt of the signed contract or Deposit Materials, whichever comes first and shall be paid in U.S. Dollars. Thereafter, fees shall be subject to their current pricing, provided that such prices shall not increase by more than 10% per year.

                                 APPENDIX B
                  DETAILED DESCRIPTION OF DEPOSIT MATERIALS


1. The components of ISG's software products listed in the Transaction Schedule to the Value Added Reseller Agreement as described in its related documentation; and

2.   The following components of the Imaging Application Platform ("IAP"):

     [*]

All of the above includes the following:

     1.   all source codes (i.e. human-readable, programmer useable code);

     2. all specifications and technical (design and architecture) documentation including maintenance tools (test programs and test specifications);

     3.   description of the system/program generation; and

     4. description and locations of programs not owned by ISG but required for use and/or support.

                                  EXHIBIT A

    ISG TECHNOLOGIES INC. VIEWING AND READING STATIONS (VRS) RELEASE 2.1
                   MARKETING SPECIFICATIONS DOCUMENT V5.0
                                     AND
ISG TECHNOLOGIES INC. VIEWING AND READING STATIONS ON NT (VRS-NT) RELEASE 1.0
                   MARKETING SPECIFICATIONS DOCUMENT V1.1

                                  EXHIBIT B

                          LIST OF HIS/RIS COMPANIES

1.   Shared Medical Systems
2.   Medaphis Corp.
3.   SAIC
4.   PCS Health Systems, Inc.
5.   Lanier Healthcare
6.   Meditech
7.   Medic Computer
8.   Alltel Information Services
9.   CSC HealthCare Systems
10.  National Data Corp.
11.  The Compucare Co., Affinity Division
12.  CyCare Systems
13.  Sunquest Information Systems
14.  Dun & Bradstreet Software
15.  GTE Data Services
16.  Protocol Systems
17.  BRC Health Care
18.  HCIA Inc.
19.  Physician Computer Network, Inc.
20.  Health Data Sciences
21.  Keane, Inc.
22.  Medicus Systems
23.  Enterprise Systems, Inc.
24.  Key Communications Service, Inc.
25.  GMIS, Inc.
26.  AMISYS Managed Care Systems
27.  Resource Information Mgmt. Systems, Inc.
28.  Kronos, Inc.
29.  PeopleSoft, Inc.
30.  Transition Systems, Inc.
31.  Planar System
32.  SunGard Healthcare Information Systems
33.  Reynolds and Reynolds Healthcare Systems
34.  Erisco
35.  VitalCom, Inc.
36.  Citation Computer Systems, Inc.
37.  American Healthware Systems Inc.
38.  Delta Health Systems
39.  HCm Inc.
40.  Systems Plus, Inc.
41.  Management Systems Associates
42.  CPSI
43.  HPR, Inc.
44.  Finsery Healthcare Systems
45.  Continental Healthcare Inc.
46.  The SSI Group
47.  US Servis, Inc.
48.  Vector Rresearch, Inc.
49.  Lawson Software
50.  Management Software, Inc.

51.  CMHC Systems
52.  Health Care Data Systems
53.  Dynamic Healthcare Technologies, Inc.
54.  InfoMed
55.  Dairyland Computer & Consulting
56.  OACIS Healthcare Systems, Inc.
57.  ADAC HealthCare Information Systems
58.  American Management Systems
59.  Software Technologies Corp.
60.  MediQual Systems, Inc.
61.  The Potomac Group
62.  Quality Systems, Inc.
63.  3M Health Information Systems
64.  Soft Computer Consultants
65.  Ross Systems, Inc.
66.  USAble Systems
67.  Care Computer Systems
68.  FileNet Corp.
69.  Hospital Computer Systems
70.  Wismer Martin
71.  Codman Research Group, Inc.
72.  Century Analysis, Inc.
73.  Fred Rothenberg & Associates
74.  Collaborative Medical Systems
75.  Healthdyne Information Enterprises
76.  MedPlus, Inc.
77.  Intecom
78.  First Coast Systems
79.  Kurzwell Applied Intelligence
80.  Creative Socio Medics Corp.
81.  MECON
82.  MSI Solutions Group, Inc.
83.  Health Systems Design Corp.
84.  SDK
85.  Home Care Information Systems
86.  O'PIN Systems, Inc.
87.  Integrated Medical Networks
88.  NLFC, Inc.
89.  Computer-RX
90.  HealthVISION Corp.
91.  Creative Computer Applications
92.  Information Network Corp.
93.  Biovation
94.  RADMANN, Inc.
95.  Informedics/Western Star
96.  Owen Healthcare
97.  Datamedic
98.  GE Technology Management Services
99.  Andersen Consulting
100. Ernst & Young
101. First Consulting
102. Superior Consulting
103. Cap Geminit
104. Daou Systems

105. CompuLab Healthcare Systems Corp.
106. Computer Processing Unlimited
107. Consort Technologies, Inc.
108. Dalcon Technologies, Inc.
109. Health Data Services, Inc.
110. Integrated Health Systems, Inc.
111. Shebele/N.T.S., Inc.
112. Swearington Software
113. TwinNet Systems

                                  EXHIBIT C

                       IMNET LISTED BUSINESS PARTNERS

1.   Advisoft

2.   Bell & Howell, Ltd.

3.   Cerner

4.   Datacom Imaging Systems, Inc.

5.   HBO & Company

6.   IDX Systems Corporation

7.   Integrated Medical Systems, Inc.

8.   MINT, b.v.

9.   OrNda Healthcorp

10.  PHAMIS, Inc.

11.  SG2

12.  Softnet Systems, Inc.

13.  Software AG - Germany (SAG Systemhaus GmbH)

14.  Software AG of North America

15.  Software AG Nordic A/S

16.  Software AG of Far East, Inc.

17.  Software AG, UK, Ltd.

18.  Systems Programming (Pty) Ltd.

19.  [*]

                                  EXHIBIT D

                            ISG LISTED CUSTOMERS


1.   [*]

                                  EXHIBIT E

                              IMNET COMPETITORS

[*]

                                  EXHIBIT F

         CURRENT ISG TRAINING AND SUPPORT PRICES AS AT MARCH 1, 1997



1.   Telephone Support - normal business hours                 $[*]*
     - Applications for Technical (min 2 hrs)

     Note: This fee is for requests beyond the scope of the services provided under Second Line Support.

2.   Telephone Support - after hours                           $[*]

3.   Image Services - normal  business hours                    [*]
     - minimum 2 hours

4.   On Site labour - normal business hours                    $[*]
     - Applications or Technical (min 2 hrs)                         or
     - Travel & lodging at cost incurred                       $[*]

5.   On Site Labour - after hours                              $[*]
     - Applications or Technical
     - Travel & lodging at cost incurred

6.   Travel/Waiting time                                       $[*]
     - maximum $[*]per call in N.A.
     - maximum $[*]per call outside N.A.

7.   Applications or Technical Training Courses                $[*]
     - 2 - days
     - travel & lodging excluded
     - Held at ISG headquarters
     - On site training can be arranged at an additional cost

8.   Sales/Marketing
     - training course (1 day course)                          $[*]per person



Note: All ISG Training and Support Prices above are subject to adjustment by ISG from time to time.


MAINTENANCE AND SUPPORT TERMS:


- ISG's normal business hours are 08:00 to 18:00 EST, Monday through Friday excluding legal and statutory holidays.

- The ISG 24 hour, toll free Customer Hotline is 1-800-668-7990. Callers outside North America may call 1-905-672-2100, and ask for Customer Service.

-    Full Training Course outlines are available from ISG Customer Service.

-    All prices are quoted in US currency.

-    Travel and lodging invoiced at cost where applicable.

- ISG will provide IMNET training for the initial six (6) months of this Agreement at a rate of [*]of ISG's standard rates for such training. Thereafter, all such training will be provided at ISG's standard rates set out above.